Exhibit T

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

OT: 833243/	Rep: 21.958-2015

COMPLEMENT, AMENDMENT

AND

STOCK PLEDGE

INVERSIONES CORPGROUP INTERHOLD LIMITADA and

OTHERS

TO

BANCO ITAÚ CHILE

AS

GUARANTEE AGENT

In Santiago de Chile, on August five, two thousand fifteen, before me, EDUARDO AVELLO CONCHA, Notary Public Responsible for the Twenty-Seventh Santiago Notary’s Office, with office at calle Orrego Luco número cero ciento cincuenta y tres, Providencia, there have appeared: /One/ Messrs. Christian Eduard Tauber Domínguez, Chilean, married, commercial engineer, national identity card number seven million seven hundred forty thousand nine hundred forty hyphen eight, and Carlos Manuel Irarrázaval Cruzat, Chilean, married, commercial engineer, national identity card identity number eleven million four hundred seventy-

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia two thousand four hundred eighty-seven hyphen four, both representing, as it will be certified, BANCO ITAÚ CHILE, a joint-stock company operating with banking services, incorporated and existing under the Chilean laws, unique tax enrollment number seventy-six million six hundred forty-five thousand thirty hyphen k, hereinafter indistinctly “Itaú Chile” and/or the “Agent Bank” and/or the “Guarantee Agent”, who appears by itself and for the benefit and representation of ITAÚ UNIBANCO S.A.- NASSAU BRANCH formerly known as BANCO ITAÚ BBA S.A., NASSAU BRANCH, a joint-stock company operating with banking services, incorporated and existing under the laws of the Bahamas, hereinafter as “Itaú Nassau” and/or the “Creditor”, all domiciled in this city, at Avenida Apoquindo número tres mil cuatrocientos cincuenta y siete, comuna de Las Condes, Santiago. /Two/ Mrs. María Pilar Dañobeitía Estades, Chilean, single, auditor accountant, national identity card number eight million six hundred sixty-eight one thousand one hundred ninety-five hyphen one, representing, as it shall be certified, INVERSIONES CORPGROUP INTERHOLD LIMITADA, a limited liability company, unique tax enrollment ninety-six million seven hundred fifty-eight thousand eight hundred thirty hyphen k, both domiciled at calle Rosario Norte número seiscientos sesenta, piso veintidós, comuna de Las Condes, hereinafter referred to as “Interhold” and/or the “Debtor”. /Three/ Mrs. María Pilar Dañobeitía Estades, already identified, representing, as it will be certified, COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SPA, a joint-stock company, formerly known as COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA LIMITADA, operating with investment services, unique tax enrollment number eighty-eight million two hundred two thousand six hundred hyphen zero, both domiciled at calle Rosario Norte número seiscientos sesenta, piso veintidós, comuna de Las Condes, Santiago, hereinafter referred to indistinctly as “Saga”; /Four/ Mrs. María Pilar Dañobeitía Estades, already identified, representing, as it will be certified, CORP GROUP BANKING S.A., a privately held joint-stock

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia company, operating investment business, unique tax enrollment number ninety-six million eight hundred fifty-eight nine hundred hyphen eight, both domiciled at calle Rosario Norte número seiscientos sesenta, piso veintidós, comuna de Las Condes, Santiago, hereinafter referred to indistinctly as “CorpBanking” and together with Saga, also known as “Guarantors”; and together with the Creditor, the Agent Bank, the Debtor and the Guarantors, hereinafter referred to as the “Parties”; the parties who came to my presence, of legal age, who proved their identity with their above indicated identity cards, and who state that, duly entitled to do so, they have agreed to enter into this complementation, amendment and stock pledge agreement, hereinafter the “Agreement”, under the terms and conditions set forth in this instrument: CLAUSE ONE: PRECEDENTS /One.One/ Loan Agreement. By public deed dated January twenty-nine, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number two thousand four hundred sixty-one/two thousand fourteen, Itaú Nassau and the Debtor entered into a financing agreement, hereinafter the “Loan Agreement”, under which, and subject to the conditions established therein, the Creditor undertook to grant the Debtor financing for the amount of up to twelve hundred million Dollars, through the granting of loans and/or through the purchase of loans, under the terms and conditions set forth in the Loan Agreement, in order to allow the Debtor, and the business group to which the Debtor belongs, to refinance the Debtor’s financial liabilities and those of the business group to which it belongs. The Parties hereby record that by public deed of the same date granted at this same Notary’s Office, hereinafter the “Amendment Agreement”, the parties to the Loan Agreement have agreed to terminate the availability of the credit facility provided for in the Loan Agreement and make other amendments to the referred Loan Agreement, pursuant to which the Debtor has waived to request new Disbursements from the Creditor against the credit facility stated in the Loan Agreement and releasing the Creditor from its obligation to provide them. /One.Two/ Loan. Pursuant to

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia the end of the availability of the credit facility agreed upon in the Amendment Agreement, the Parties hereby stated that the Loan actually disbursed under the Loan Agreement, through the granting of new loans and by purchasing loans owed by the Debtor, amounts to a total sum corresponding to seven hundred fifty million five hundred sixty-two thousand seven hundred eighty-five point seventy-eight Dollars for capital, and is documented by means of the following instruments that form an integral part of the “Promissory Notes” and” Loan Documents”, according to the definitions of these concepts included in the Loan Agreement: /a/ promissory note number age(initials in Spanish for general loan agreement) seven zero five two three four, for the amount of fifteen million six hundred fifty-four thousand nine hundred seventy-nine point ninety-five dollars for capital, subscribed by the Debtor in favor of the Creditor on March twenty-five, two thousand fourteen, /b/ promissory note number age seven one one three four four, for the amount of five hundred thousand Unidades de Fomento (Chilean Units of Account) for capital, subscribed by the Debtor on April eight, two thousand ten originally to the order of Parinacota Fondo de Inversión Privado and endorsed in ownership in favor of the Creditor on March thirty-one, two thousand fourteen, being translated on the same date to Dollars for the amount of twenty-one million four hundred sixty thousand eight hundred eighty-one point eighty-two Dollars, for capital /c/ promissory note number age seven one one five three two, for the amount of two hundred seven million seven hundred forty-three thousand one hundred forty-eight point eighty Dollars for capital, subscribed by the Debtor in favor of the Creditor dated April two, two thousand fourteen, /d/ promissory note number age seven one seven seven zero eight, for the amount of two hundred thirty-eight million nine hundred forty-two thousand five hundred fifty-two point eleven Dollars for capital, subscribed by the Debtor in favor of the Creditor dated April twenty-two, two thousand fourteen, /e/ promissory note number age seven one eight two six eight, for the amount of forty million six hundred seventeen thousand three hundred seventy-four

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia point twenty-five Dollars for capital, subscribed by the Debtor in favor of the Creditor dated April twenty-four, two thousand fourteen. /f/ recognition of debt for the amount of seventy million Dollars for capital, executed by the Debtor by public deed dated May six, two thousand fourteen granted at the Santiago Notary’s Office under the responsibility of Mr. Eduardo Avello Concha, under repertoire number eleven thousand forty-seven hyphen two thousand fourteen, /g/ promissory note number age seven three three zero one zero, for the amount of sixteen million one hundred fourteen thousand one hundred eighty-three point zero nine Dollars for capital, subscribed by the Debtor in favor of the Creditor on June six, two thousand fourteen, /h/ promissory note number age seven three eight five nine six, for the amount of twenty-seven million seven hundred seventy-one thousand forty-four point twenty Dollars for capital, subscribed by the Debtor in favor of the Creditor on June twenty, two thousand fourteen, /i/ promissory note number age seven four zero three one four, for the amount of nine million five hundred fifty-one thousand three hundred ninety-four point thirty-nine Dollars for capital, subscribed by the Debtor in favor of the Creditor on June twenty-six, two thousand fourteen, /j/ promissory note number age seven four eight eight eight six, for the amount of six million twenty-nine thousand nine hundred thirty-five point seventy-two Dollars for capital, subscribed by the Debtor in favor of the Creditor on July twenty-five, two thousand fourteen, /k/ promissory note number age seven six two eight five six, for the amount of fifty-five million nine hundred twenty-two thousand seven hundred twenty-four point ninety-six Dollars for capital, subscribed by the Debtor in favor of the Creditor on August twenty-six, two thousand fourteen, /l/ promissory note number age seven seven zero three two four, for the amount of ten million one hundred ninety-one thousand seven hundred eighty point seventy one Dollars for capital, subscribed by the Debtor in favor of the Creditor on September twelve, two thousand fourteen. /m/ promissory note number age eight six five five seven two, for the amount of thirty million five hundred sixty-two thousand seven hundred

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia eighty-five point seventy-eight Dollars for capital, subscribed by the Debtor in favor of the Creditor as of this date. /One.Tres/ Guarantee Agent. /a/ Pursuant to the provisions of clause Thirteen of the Loan Agreement, and letter / b/ of Clause Seven of the Amendment Agreement, the Creditor granted a mercantile and irrevocable mandate to Banco Itaú Chile, to act as Guarantee Agent, in order to represent it in the constitution, amendment or termination of the Guarantees, and for the exercise of the rights emanating from such Guarantees, with express powers to self-contract. /b/ The Guarantee Agent is totally empowered to grant and sign all the necessary public and private documents, being allowed to accept the liens constituted in favor of the Guarantee Agent, acting for the benefit of the Creditor, and to agree on said documents all the clauses of the essence, of the nature and merely incidental that it deems appropriate for the due completion of such guarantees, hereby understanding to be empowered to carry out all the necessary procedures and which lead to the completion thereof and to require and sign all the registrations, sub-registrations, annotations and cancellations applicable to them and as needed. /One.Four/ Current Pledges. The Parties hereby record that as of this date, and in order to guarantee and assure the Creditor the due, complete and timely fulfillment of each and every one of the present and future obligations that the Debtor has contracted or contracts with the Creditor, and its future assignees and/or legal successors, derived from the Loan Agreement, the Loan, the Promissory Notes and the other Loan Documents, according to the definition of these terms in the Loan Agreement, including agreed and penalty interests, readjustments, judicial or extrajudicial collection costs, commissions and any amount owed or to be owed to the Creditor, and all the obligations arising from the acts and agreements indicated above, whether those obligations are of the essence or nature of those acts or agreements, including, likewise, all their extensions, renewals, rescheduling, amendments, changes in interest rates, substitutions of guarantees, interest capitalizations, variations in time, manner and form of payment of the

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia obligations agreed by the Debtor and the Creditor or their assignees, without any limitation, as well as the credits and documents that substitute or replace in whole or in part the guaranteed obligations, either by novation, rescheduling or any other way or by any other excuse, hereinafter the “Guaranteed Obligations”, both the Debtor, CorpBanking and Saga, have constituted, among other guarantees, the following pledges on shares, hereinafter all of them jointly as the “Current Pledges”: /a/ Pledge on securities in favor of the banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, over twelve million eight hundred two thousand nine hundred twenty-eight shares issued by Corp Group Banking S.A., owned by Inversiones Corpgroup Interhold Limitada, which are included in the instrument number thirty-six. The pledge was granted by public deed dated March nineteen, two thousand fourteen, at the Santiago Notary’s Office under the responsibility of Mr. Eduardo Avello Concha, under repertoire number six thousand seven hundred twenty-seven hyphen two thousand fourteen; /b/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, over one thousand eight hundred seventy-six million one hundred eighty-four thousand nine hundred and sixty-four shares issued by Corpbanca, owned by Corp Group Banking S.A., which are included in the following instruments: /i/ instrument number ninety-five thousand sixty-one representing two hundred forty-four million seven hundred thirty-three thousand fifty-one shares; /ii/ instrument number ninety-five thousand seventy-five, representing four hundred seventy million one hundred thirteen thousand one hundred sixty-three shares; /iii/ instrument number ninety-nine thousand one hundred nineteen, representing fourteen million two hundred thousand shares; and

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

/iv/ instrument number one hundred four thousand three hundred seventy-nine representing one thousand one hundred forty-seven million one hundred thirty-eight thousand seven hundred fifty shares. This pledge was granted by public deed dated March nineteen, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number six thousand seven hundred twenty-eight hyphen two thousand fourteen; /c/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, over seven million nine hundred forty and nine thousand one hundred fifty two shares, issued by Corp Group Banking S.A. exclusively owned by Inversiones Corpgroup Interhold Limitada, which are included in instrument number seventeen; and on seven hundred and eighty million fifty-seven thousand nine hundred six shares, issued by Corpbanca, exclusively owned by Corp Group Banking S.A, which are included in instrument number one hundred and one thousand eight hundred three. This pledge was granted by public deed dated March thirty-one, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under the repertoire number seven thousand eight hundred fifty five hyphen two thousand fourteen and it was notified on April seven, two thousand fourteen by the Notary Public Mr. Eduardo Avello Concha; /d/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, on two thousand eight hundred forty and three million nine hundred ninety and five thousand eight hundred and fifty shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., consisting of the following instruments: /i/ instrument number one hundred four thousand three hundred eighty representing two thousand fifty million four hundred eleven thousand four hundred fifty

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia shares; /ii/ instrument number one hundred five thousand one hundred and sixty representing four hundred and twenty million shares; and /iii/ instrument number one hundred five thousand three hundred thirty-seven representing three hundred seventy-three million five hundred eighty-four thousand four hundred shares. This pledge was granted by public deed dated April two, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eight thousand one hundred and seventy-nine hyphen two thousand fourteen; /e/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, on nineteen thousand six million one hundred sixty-three thousand seven hundred twenty-four shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., consisting of the following instruments: /i/ instrument number ninety-nine thousand nine hundred seventy-three representing of two thousand four hundred thirty million shares, /ii/ instrument number one hundred thousand eight hundred fifty-four representing two thousand six hundred thirty-three million five hundred eighty-five thousand three hundred seventy-five shares, /iii/ instrument number ninety-five thousand two hundred seventy-six representing three thousand one hundred fifty-five million four hundred nineteen thousand eight hundred sixty-eight shares; /iv/ instrument number ninety-five thousand two hundred eighty-two representing two thousand four hundred seven million four hundred ninety-five thousand six hundred and eighty-three shares; /v/ instrument number ninety-six thousand eight hundred eighty-two representing six hundred twenty-two million forty-eight thousand eight hundred sixteen shares; /vi/ instrument number ninety-nine thousand two hundred and seven representing five hundred thousand shares; /vii/ instrument number ninety-nine thousand two hundred twenty-three representing one hundred thirty-two million one hundred sixty-six thousand six hundred sixty-seven shares; /viii/ instrument number ninety-nine

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia thousand four hundred sixty-two representing forty-five million eight hundred eighty-three thousand eight hundred ninety-two shares; /ix/ instrument number ninety-five thousand sixty representing two thousand seven hundred fifty-seven million nine hundred four thousand nine hundred eighty-one shares; /x/ instrument number ninety-five thousand one hundred forty-four representing one thousand one hundred fifty one million one hundred fifty thousand two hundred fourteen shares; /xi/ instrument number ninety-six thousand five hundred ninety-four representing three thousand two hundred thirty-nine million six hundred ninety-nine thousand one hundred four shares; /xii/ instrument number ninety-nine thousand four hundred eighty-seven representing twelve million eight hundred ninety-one thousand four hundred twenty-two shares; and /xiii/ instrument number ninety-nine thousand nine hundred forty-seven representing four hundred seventeen million four hundred seventeen thousand seven hundred two shares. This pledge was granted by public deed dated April two, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under the repertoire number eight thousand one hundred and eighty hyphen two thousand fourteen; /e/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, over thirty-one million four hundred seventy-five thousand three hundred seventy shares issued by Corpbanca, exclusively owned by Compañía Inmobiliaria y de Inversiones Saga SpA/ formerly Compañía Inmobiliaria y de Inversiones Saga Limitada, consisting of the following instruments: /i/ instrument number one hundred five thousand three hundred sixty-five representing seven hundred forty-four thousand seven hundred five shares; /ii/ instrument number one hundred five thousand three hundred seventy-seven representing thirty million shares; and /iii/ instrument number one hundred five thousand three hundred twenty-two representing seven hundred thirty thousand six hundred sixty-

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia five shares. This pledge was granted by public deed dated April two, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under the repertoire number eight thousand one hundred and eighty-one hyphen two thousand fourteen; /f/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, over twenty-seven thousand two hundred ninety-six million five hundred eighty-four thousand six hundred ninety-six shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., consisting of the following instruments: /i/ instrument number one hundred three thousand three hundred four representing five thousand five hundred million shares; /ii/ instrument number one hundred three thousand three hundred ten representing four thousand five hundred million shares; /iii/ instrument number one hundred three thousand five hundred twenty-one representing four thousand one hundred ninety four million five hundred eight thousand one hundred thirty-two shares; /iv/ instrument number one hundred three thousand three hundred twenty-three representing one thousand one hundred thirty-one million three hundred thirty-six thousand four hundred six shares; /v/ instrument number one hundred three thousand three hundred twenty-four representing three thousand four hundred ten million three hundred forty thousand one hundred ninety-six shares; /vi/ instrument number one hundred three thousand three hundred thirty-seven representing five thousand five hundred million shares; /vii/ instrument number one hundred four thousand three hundred twenty-one representing two thousand three hundred twenty-seven million two hundred thousand shares; and /viii/ instrument number one hundred five thousand three hundred eighty-four representing seven hundred thirty-three million one hundred twenty-seven thousand nine hundred sixty-two shares. This pledge was granted by public deed dated April twenty-two, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia repertoire number nine thousand seven hundred thirty-seven hyphen two thousand fourteen; /g/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, over four thousand eight hundred seventy-five million ninety-two thousand seven hundred thirty-three shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., consisting of the following instruments: /i/ instrument number one hundred five thousand eighty-nine representing three thousand one hundred forty-one million seven hundred fifty-nine thousand four hundred shares; /ii/ instrument number one hundred five thousand ninety representing one thousand seven hundred thirty-three million three hundred thirty-three thousand three hundred thirty-three shares. This pledge was granted by public deed dated April twenty-four, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under the repertoire number nine thousand nine hundred and sixty-five hyphen two thousand fourteen; /h/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, over four thousand seven hundred sixty-six million eight hundred seventy-two thousand thirty-eight shares, consisting of instrument number one hundred five thousand three hundred eighty and three, issued by Corpbanca, exclusively owned by Corp Group Banking S.A. This pledge was granted by public deed dated May six, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eleven thousand forty-eight, hyphen two thousand fourteen; /i/ Pledge on securities in favor of Banco Itaú Chile, acting as Guarantee Agent, for the benefit of the Creditor, over one thousand seven hundred and seventy-seven million hundred forty-three thousand three hundred eighty-two shares issued by Corpbanca, exclusively owned by Corp

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

Group Banking S.A., consisting of instrument number one hundred five thousand one hundred forty-two. This pledge was granted by public deed dated June six, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number fourteen thousand one hundred forty-four hyphen two thousand fourteen; /j/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, over one thousand nine hundred forty-four million eight hundred seventy-three thousand three hundred forty-seven shares issued by Corpbanca, exclusively owned by Compañía Inmobiliaria y de Inversiones Saga SpA/ formerly Company Inmobiliaria y de Inversiones Saga Limitada /, consisting of instrument number one hundred two thousand one hundred sixty nine. This pledge was granted by public deed dated June twenty, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under the repertoire number fifteen thousand five hundred seventeen hyphen two thousand fourteen; /k/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, over one thousand twenty-six million seven hundred three thousand six hundred and eighteen shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., consisting of instrument number one hundred five thousand five hundred six, granted by public deed dated June twenty-six, two thousand fourteen. This pledge was granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number sixteen thousand sixty-six hyphen two thousand fourteen; /l/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

BRANCH, acting as Creditor of the Loan Agreement, over seven hundred and forty million shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., consisting of instrument number one hundred four thousand three hundred and twenty-two, granted by public deed dated July twenty-five, two thousand fourteen. This pledge was granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under the repertoire number nineteen thousand one hundred sixty-one hyphen-two thousand fourteen; /m/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, over five thousand four hundred ninety-three million six hundred seventy-one thousand four hundred and fifty-eight shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., consisting of the following instruments: /i/ instrument number ninety-five thousand and seventy representing two thousand nine hundred million shares; /ii/ instrument number ninety-five thousand two hundred eighty-one representing two thousand four hundred seven million four hundred ninety-five thousand six hundred and eighty-four shares; and /iii/ instrument number ninety-nine thousand one hundred twenty-three representing one hundred eighty-six million one hundred seventy-five thousand seven hundred seventy-four shares. This pledge was granted by public deed dated August twenty-six, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under the repertoire number twenty-two thousand three hundred twenty-two hyphen two thousand fourteen; and /ñ/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven in favor of BANCO ITAÚ CHILE, acting as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, acting as Creditor of the Loan Agreement, over three hundred million shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., consisting of instrument number one hundred five thousand

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia five hundred and fifty-nine. This pledge was granted by public deed dated September sixteen, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under the repertoire number twenty-four thousand seven hundred ninety-two hyphen two thousand fourteen; /One.Five/ Definitions. For purposes of clarity, it is hereby expressly stated that all the terms in capital letters and which are not expressly defined in this instrument will have the meaning assigned to them in the Loan Agreement. CLAUSE TWO: AMENDMENT OF CURRENT PLEDGES. By the instrument herein, the Parties come to amend the Current Pledges, specifically concerning the definitions related to the economic rights derived from the shares pledged, in the sense that as of the present date the Guarantee Agent, for the benefit of the Creditor, will be responsible for collecting and receiving dividends, profits and proceeds of any type produced by the pledged shares pursuant to the Current Pledges, as well as any return on capital that occurs in relation to such shares with the Guarantee Agent being hereby expressly authorized and entitled to pay these amounts to the Guaranteed Obligations and to make, on the behalf of the Debtor, the Mandatory Advance Payment of the Credit in the manner set forth in letter /a/of item /Six.Two/ of Clause Six of the Loan Agreement, in the terms modified by the Amendment Agreement. In accordance with the aforementioned, the respective issuing companies of the pledged shares may not pay any amount to the shareholders granting the Current Pledges, with the Grantors being prohibited to collect and receive directly or through a third party other than the Guarantee Agent, the amounts that must be paid by the company issuing the pledged shares, as the case may be, irrespective of the concept or nature of said payment. In any case, as long as no Event of Default or Default has been verified, the dividends, profits and proceeds collected and/or received by the Guarantee Agent in advance of the first Distribution made in relation to the results of the commercial year two thousand sixteen will be delivered by the Guarantee Agent to the corresponding grantor. CLAUSE THREE: NEW PLEDGE ON

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

SECURITIES. /Three.One/ Pledged Shares and Declaration. /a/ CorpBanking is the exclusive owner of eleven thousand seven hundred fifty-six million six hundred thousand eight hundred two shares issued by the company “Corpbanca”, consisting of instrument number one hundred five thousand one hundred fifty-one in the name of CorpBanking, which are fully subscribed and paid-in, /b/ CorpBanking declares, through its representatives identified in the foreword of this instrument, that the aforementioned shares are totally and exclusively owned by it, that they are duly registered in its respective name in the Shareholders’ Log Book of the company “Corpbanca” and are fully paid-in, have full voting rights and are free of embargoes, precautionary measures, encumbrances, limitation of ownership, price balances, purchase and sale promises, shareholders’ agreements, pledge, prohibition or litigation and of any security other than that of ownership, except for the pledges constituted or committed to constitute within the scope of the Permitted Reorganization, as defined in the Loan Agreement. Likewise, the Grantor declares that there is no impediment, both with respect to such shares, as well as with respect to itself, to enter into this agreement and establish a pledge on said shares. In the event that this declaration made by the Corpbanking is false or incorrect, the Guarantee Agent will be empowered to immediately enforce all the Guaranteed Obligations /Three.Two/ Pledge of Securities in favor of banks, on shares. CorpBanking, hereby duly represented in the manner indicated in the foreword, constitutes in favor of the Guarantee Agent, who acts for the account and benefit of the Creditor, a pledge on securities in favor of the banks, in accordance with the provisions of Law number four thousand two hundred eighty-seven, dated February twenty-two, nineteen hundred and twenty-eight, on all and each one the shares identified in letter /a/ of item / Three.One/ above, in order to guarantee and assure the Creditor the due, complete and timely fulfillment of each and every one of the Guaranteed Obligations. The pledge that is constituted by the clause herein extends to and guarantees the interests, including penalty, the commissions,

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia fees and other ancillary obligations to the Guaranteed Obligations in favor of the Creditor, under the Loan Agreement. This pledge also guarantees the reimbursement to the Creditor and the Guarantee Agent of the costs and expenses incurred for the collection, judicial or extrajudicial, including reasonable attorneys’ fees, if any, incurred due to procedures or claims for collection or foreclosure of the pledges in favor of the Creditor; and they also extend to any obligation stated in instruments that the Debtor may grant or accept in the future, pursuant to the Loan Agreement, the Amendment Agreement, the Promissory Notes and other Loan Documents, as well as due to any other document that complements or that in the future may complement said agreements. It is hereby expressly agreed that the payment of each and every one of the Guaranteed Obligations with the pledge that is constituted by this instrument will be non-severable, in such a way that the payment may not be made by installments, unless the Creditor or the Guarantee Agent expressly consents with that in writing, and, consequently, they may demand the fulfillment of all or part of the Guaranteed Obligations. /Three.Three/ Acceptance. The Guarantee Agent, duly represented in the manner indicated in the foreword, accepts the pledge and the prohibitions contained in this instrument and acquires the corresponding security of the pledge, all for the benefit of the Creditor. /Three.Four/ Delivery of Instruments. CorpBanking Grantor herein delivers to the representatives of the Guarantee Agent the instruments of the pledged shares, specified in letter /a/ of item /Three.One/ above. The Guarantee Agent, duly represented, declares to receive them to its satisfaction and undertakes to keep them in custody while the pledges reported in this Clause are in force. /Three.Four/ Extension. The pledges and prohibitions established under this clause include and legally extend to all increases in the value of the pledged shares, specified in letter /a/ of item /Three.One/ above and to each of the property rights that such shares confer on their holders, and include all the proceeds and benefits that they may generate or produce, including, without the statement implying limitation, dividends and

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profits, shares released for payment, preemptive rights or options of any type, whether they are preferential subscription of shares, of bonds convertible into shares or any other securities that confer future rights on the company issuing said shares, as the case may be. Likewise, provided that it is required by law to specify, the pledges constituted pursuant to this Clause extend to the Grantor’s right to receive compensation in case of expropriation of the Pledged Shares, which compensation will subrogate the Pledged Shares for all legal and contractual purposes that may arise. Accordingly, the Guarantee Agent, for the benefit of the Creditor, is responsible for collecting and receiving dividends and proceeds of any type produced by the pledged shares, and is expressly authorized to pay these values to the Guaranteed Obligations and to carry out, on the behalf of the Debtor, the Mandatory Early Payment of the Loan under the terms set forth in letter /a/ of item /Six.Two/ of Clause Six of the Loan Agreement, under the terms amended by the Amendment Agreement. Likewise, the Guarantee Agent will be responsible, for the benefit of the Creditor, for collecting and receiving any return on capital that occurs in relation to the pledged shares and to pay these amounts to the Guaranteed Obligations and make the Mandatory Early Payment referred above. In accordance with the aforementioned, the company issuing the pledged shares cannot pay any amount of that indicated in this agreement in any manner other than through the Guarantee Agent, with the grantor being prohibited to collect and receive directly or through a third party other than the Guarantee Agent, the amounts that must be paid by the issuer of the pledged shares, irrespective of the concept or nature of said payment. In any case, as long as no Event of Default or Default has been verified, the dividends, profits and proceeds collected and/or received by the Guarantee Agent in advance of the first Distribution made against the results of the commercial year two thousand sixteen will be delivered by the Guarantee Agent to the corresponding grantor. /Three.Five/ Expansion, /a/ CorpBanking hereby undertakes to expand the pledge and prohibition established under this instrument to any

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other payment shares that it acquires within a capital increase by virtue of preemptive rights emanating of the pledged shares or of issued securities that confer future rights over the shares that the grantor acquires in the future for any reason whatsoever due to preemptive rights emanating from the pledged shares. For these purposes, the Corpbanking undertakes to sign, at the simple written request of the Guarantee Agent, and promptly upon receiving said request, a new public deed of pledge of shares and prohibition to encumber and dispose of such shares or securities that it acquires in the future, in accordance with the provisions of this Clause, in terms substantially similar to this deed. /b/ Notwithstanding the obligation that the grantor assumes to contribute to promptly signing the corresponding pledges and prohibitions, Corpbanking hereby grants a special and irrevocable mandate, as its execution is also relevant for the Creditor, in accordance with Article two hundred and forty-one of the Code of Trade, but as broad as is necessary in law, to the Guarantee Agent, who hereby accepts it, so that in its name and on its behalf, immediately after the date in which those shares or securities are issued or acquired, as the case may be, and at its sole discretion, grants and signs each and every one of the corresponding pledges and prohibitions, in the name and on behalf of the grantor, in terms and conditions substantially similar to those of this deed. /c/ In the exercise of this mandate, the Guarantee Agent will have broad powers to agree on all the clauses of the essence and nature of the agreements that are necessary and all their incidental clauses deemed to be appropriate; to clarify, complement or modify them; to sign the public or private instruments that are required; and to carry out everything that is necessary for the due fulfillment of its commission, with express power to self-contract in its mandate. The Guarantee Agent may also, in the agreements it enters into, confer a special mandate on any of the persons specified in item /Three.Eleven/ of Clause Three of this instrument, so that, when any one of them takes action, such person shall receive, on behalf of the grantor, notifications and requirements, judicial and/or extrajudicial, in any

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management, procedure or proceeding, related to said pledges and the guaranteed obligations, irrespective of the applicable procedure or the court or authority, to which the consideration of the case is entrusted, so that if the attorney in fact is notified or required, the grantor will be deemed validly represented in said management, procedure or proceeding. In any case, this special and irrevocable mandate may not be invoked by Corpbanking as a cause for justifying the non-compliance with the obligations emerging from this deed. /d/ In any case, the Parties hereby expressly state that the granting of this mandate does not relieve Corpbanking of the obligations to constitute the pledges and prohibitions in accordance with the provisions of item /a/ above. Furthermore, the grantor hereby releases the Guarantee Agent from any liability it may incur due to the fulfillment of the irrevocable mandates conferred herein. /Three.Six/ Spin-off or Merger. In the case of spin-off or merger of the company issuing the pledged shares, it is hereby expressly agreed that the pledges and prohibitions established under this Clause will be extended to all the shares of the new companies formed as a result of the spin-off or merger or that subsist after it, to which the grantor is entitled or would be entitled as the owner of the pledged shares applicable to the pledges and the prohibitions constituted under this Clause. The Guarantee Agent is exclusively entitled to withdraw the corresponding instruments in all the previous cases and to require the registration of these pledges and prohibitions in the corresponding Shareholders’ Log Books, with the grantor consequently renouncing to require said delivery for itself or for another person. /Three.Seven/ Exercise of Right of Voice and Vote. As long as the Guaranteed Obligations are not due and enforceable, the grantor will retain the full exercise of the rights of voice and vote that as the legitimate owner of the pledged shares to which it is entitled and the exercise of those other political rights to which it may be entitled. After any of the Guaranteed Obligations becomes due or enforceable/including cure periods, amount limits, and other terms of each of them/, according to the definition of this term stated in the Loan Agreement/, for this purpose, a simple written

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communication sent by the Creditor to the company issuing the pledged shares, with a copy to the grantor, shall be sufficient, and counting from the date of said communication, and with the sole merit of it and without any person having to be credited for the maturity enforceability of the relevant obligation, the Creditor, directly or through the Guarantee Agent, will exercise all the rights that, otherwise, would be legally held by the Grantor as the legitimate owner of the pledged shares. In this case, Corpbanking must refrain from exercising said rights, as well as any other to which it would be entitled due to its shareholding, all of which will be fully and exclusively exercised by the Creditor, for which purposes the grantor hereby irrevocably authorizes the Creditor, who accepts, to exercise the right to voice and vote corresponding to the pledged shares. /Three.Eight/ Sufficient Instrument. CorpBanking recognizes that a due and authorized copy of this deed constitutes a good and sufficient instrument to initiate and continue all the actions applicable in law in relation to any of the pledged shares for securing the Guaranteed Obligations. /Three.Nine/ Other Obligations. During the entire time that the pledge and prohibitions constituted under this Clause are in force, CorpBanking undertakes: /a/ To carry out at its exclusive expense, all the legal and extrajudicial actions required to maintain the control over and free possession of the pledged shares. /b/ To notify the Creditor, by registered letter addressed to the Guarantee Agent at its address stated in the foreword, any embargo, seizure, significant loss or significant impairment suffered by any of the pledged shares, within five business days following the occurrence of the event. /c/ To inform the existence of the pledges reported in this instrument to the creditor who subsequently seizes the pledged shares, according to the same procedure and within the same period referred to in item /b/ above. /Three.Ten/ Early Enforcement and Execution. Notwithstanding the Events of Default established in the Loan Agreement, the Guaranteed Obligations may also be enforced in the event of any of the following circumstances being verified: /a/ If the grantor does not have or loses

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control of any of the pledged shares. /b/ If the pledges and prohibitions agreed upon by this clause with respect to the pledged shares are not notified to the company issuing the pledged shares by a Certifying Officer within fifteen calendar days from the date of this deed. /c/ If any of the pledged shares is found to be subjected or becomes subjected in the future to other encumbrances, control limitations, prohibitions, embargoes, precautionary measures and/or litigation, except for the pledges constituted or committed to constitute within the scope of the Permitted Reorganization, as defined in the Loan Agreement. /d/ If any of the declarations made by the grantor herein were false or incorrect. /e/ If the grantor fails to comply with the obligations not to encumber or dispose of the pledged shares, except for the pledges constituted or committed to constitute within the scope of the Permitted Reorganization, as defined in the Loan Agreement. /f/ If the grantor does not comply with any of the obligations set forth in this deed, other than the obligations of not to encumber or dispose of the Pledged Shares and does not correct said non-compliance within a period of ten days after the Guarantee Agent reports this fact. /g/ In the other cases in which the law and the Loan Agreement establish early enforceability. It is hereby expressly stated that the causes of acceleration, previously set forth, have been established for the exclusive benefit of the Creditor, who, consequently may exercise them or not, and in the event that the Creditor decides not to do so, this may not be understood in any way as an impairment or detriment to the rights granted to it by this Agreement or by law. /Three. Eleven/ Mandate for the Purposes of Notification /a/ Corpbanking confers a mandate on Messrs. Andrés Fernando Winter Salgado, Chilean, married, lawyer, national identity card identity number thirteen million eight hundred eighty-one thousand nine hundred five hyphen one, and Nicolás López Tagle, Chilean, single, lawyer, national identity card number fifteen million three hundred seventy-eight thousand four hundred forty-five hyphen zero, of legal age, who certify their identities with the aforementioned identification cards, both domiciled in the same address of the grantor

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indicated in the foreword, so that any of them, indistinctively, can receive, for and on behalf of their grantor, notifications and requirements, judicial and/or extrajudicial, in any management, procedure or proceeding, related to both this pledge agreement as well as the Guaranteed Obligations, irrespective of the applicable procedure or the court or authority to which the case is entrusted, so that in case the attorney-in-fact has been notified or required, the grantor will be considered validly represented in said management, procedure or proceeding. In the exercise of this irrevocable mandate, the attorney-in-fact will be fully empowered to judicially represent the grantor, which includes receiving all kinds of notifications, answering demands and acting with the judicial powers included in both paragraphs of the Article seven of the Code of Civil Procedure, which are considered expressly reproduced in their entirety. The grantor hereby expressly declares that the power referred to in this clause is irrevocable, in the terms referred to in Article two hundred and forty-one of the Code of Trade, since its execution is of interest to the Creditor. /b/ This act has counted on the presence of Mr. Andrés Fernando Winter Salgado and Mr. Nicolás López Tagle, already identified, who declare that they accept the power of attorney previously granted and undertake not to renounce it without the written consent of the Guarantee Agent. The power of attorney granted hereby does not revoke any power of attorney granted previously or on this same date. /Three.Twelve/ Other Collateral. It is hereby stated that the pledge and prohibition set forth in the Clause herein are without impairment of any other guarantee and prohibition that may have been constituted by the Debtor, by the grantor and/or by third parties, whether security or personal, to guarantee the obligations that such guarantees warrant in favor of the Creditor. The pledge reported in this Clause shall not be considered, under any circumstances, as an amendment, substitution or limitation of the rights granted to the Creditor or the Guarantee Agent under the Loan Agreement, the Loan, the Promissory Notes, and the others Loan Documents, nor their respective amendments. /Three. Thirteen/ Release and Lift. The Creditor,

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acting through the Guarantee Agent, will sign a deed of lift of the pledge and prohibition constituted in accordance with this instrument, or with the terms of the Loan Agreement and/or once all the Guaranteed Obligations have been entirely and fully complied with. CLAUSE FOUR: NEW COMMERCIAL PLEDGE, OF SECOND DEGREE, ON SHARES. /Four.One/ Constitution. In addition, and without impairment of the pledge of securities in favor of the banks constituted under the Current Pledges and Clause Three of this instrument, in order to guarantee the Creditor the due, complete and timely compliance by the Debtor of each and every one of the Guaranteed Obligations, the Debtor, CorpBanking and Saga, hereby and duly represented in the manner indicated in the foreword of this instrument, constitute in favor of the Guarantee Agent, who acts on behalf and for the benefit of the Creditor, Second degree commercial pledge, pursuant to Articles eight hundred and thirteen and following of the Code of Trade, on the shares pledged under the Current Pledges and the pledge constituted in Clause Three of this instrument, as each of them is the owner. The second degree commercial pledge that is constituted by the Clause herein extends to and guarantees the interests, including penalty, the commissions, fees and other ancillary obligations to the Guaranteed Obligations in favor of the Creditor. This pledge also guarantees the reimbursement to the Creditor and the Guarantee Agent of the costs and expenses incurred for the collection, judicial or extrajudicial, including reasonable attorneys’ fees, if any, incurred due to procedures or claims for collection or foreclosure of the pledges in favor of the Creditor; and they also extend to any obligation stated in instruments that the Debtor may grant or accept in the future, pursuant to the Loan Agreement, the Promissory Notes and other Loan Documents, as well as due to any other document that complements or that in the future may complement said agreements. It is hereby expressly agreed that the payment of each and every one of the Guaranteed Obligations with the second degree commercial pledge that is constituted by this clause will be non-severable, in such a way that the

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payment may not be made by installments, unless the Creditor or the Guarantee Agent expressly consents with that in writing, and, consequently, they may demand the fulfillment of all or part of the Guaranteed Obligations. /Four.Two/ Acceptance. The Guarantee Agent, duly represented in the manner indicated in the foreword, accepts the second degree pledge contained in this clause and acquires the corresponding security of the pledge, all for the benefit of the Creditor. /Four.Three/ Pledged Shares. The Parties hereby state that the shares with respect to which this second degree commercial pledge is constituted correspond to the following: /a/ twenty million seven hundred fifty-two thousand eighty shares issued by CorpBanking, owned by the Debtor, consisting of the following instruments:/i/ instrument number thirty-six representing twelve million eight hundred two thousand nine hundred twenty-eight shares; and /ii/ instrument number seventeen representing seven million nine hundred forty-nine thousand one hundred fifty-two shares. /b/ eighty-two thousand five hundred thirty-nine million seventy-one thousand one hundred seventy-one shares issued by Corpbanca, owned by CorpBanking, consisting of the following instruments: /i/ instrument number ninety-five thousand sixty-one representing two hundred forty-four million seven hundred thirty-three thousand fifty-one shares, /ii/ instrument number ninety-five thousand seventy-five, representing four hundred and seventy million one hundred and thirteen thousand one hundred sixty-three shares; /iii/ instrument number ninety-nine thousand one hundred nineteen, representing fourteen million two hundred thousand shares; /iv/ instrument number one hundred four thousand three hundred seventy-nine representing one thousand one hundred forty-seven million one hundred thirty-eight thousand seven hundred fifty shares, /v/ instrument number one hundred one thousand eight hundred three representing seven hundred eighty million fifty-seven thousand nine hundred six shares; /vi/ instrument number one hundred four thousand three hundred eighty representing two thousand fifty million four hundred eleven thousand four hundred fifty shares; /vii/ instrument number

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one hundred five thousand one hundred sixty representing four hundred and twenty million shares; /viii/ instrument number one hundred five thousand three hundred thirty seven representing three hundred seventy three million five hundred eighty four thousand four hundred shares; /ix/ instrument number ninety-nine thousand nine hundred and seventy-three representing two thousand four hundred thirty million shares;/x/ instrument number one hundred thousand eight hundred fifty-four representing two thousand six hundred thirty-three million five hundred eighty-five thousand three hundred seventy-five shares; /xi/ instrument number ninety-five thousand two hundred seventy-six representing three thousand one hundred fifty-five million four hundred nineteen thousand eight hundred sixty-eight shares; /xii/ instrument number ninety-five thousand two hundred eighty-two representing two thousand four hundred seven million four hundred ninety-five thousand six hundred eighty-three shares; /xiii/ instrument number ninety-six thousand eight hundred eighty-two representing six hundred twenty-two million forty-eight thousand eight hundred sixteen shares; /xiv/ instrument number ninety-nine thousand two hundred seven representing five hundred thousand shares; /xv/ instrument number ninety-nine thousand two hundred twenty-three representing one hundred thirty-two million one hundred sixty-six thousand six hundred sixty-seven shares; /xvi/ instrument number ninety-nine thousand four hundred sixty-two representing forty-five million eight hundred eighty-three thousand eight hundred ninety-two shares; /xvii/ instrument number ninety-five thousand sixty representing two thousand seven hundred fifty-seven million nine hundred four thousand nine hundred eighty-one shares; /xviii/ instrument number ninety-five thousand one hundred forty-four representing one thousand one hundred fifty-one million one hundred fifty thousand two hundred fourteen shares ;/xix/ instrument number ninety-six thousand five hundred ninety-four representing three thousand two hundred thirty-nine million six hundred ninety-nine thousand one hundred four shares; /xx/ instrument number ninety-nine thousand four hundred eighty-seven representing twelve million

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eight hundred ninety-one thousand four hundred twenty-two shares; /xxi/ instrument number ninety-nine thousand nine hundred forty-seven representing four hundred seventeen million four hundred seventeen thousand seven hundred two shares, /xxii/ instrument number one hundred three thousand three hundred four representing five thousand five hundred million shares; /xxiii/ instrument number one hundred three thousand three hundred ten representing four thousand five hundred million shares; /xxiv/ instrument number one hundred three thousand five hundred twenty-one representing four thousand one hundred ninety-four million five hundred eighty thousand one hundred thirty-two shares; /xxv/ instrument number one hundred three thousand three hundred twenty-three representing one thousand one hundred thirty-one million three hundred thirty-six thousand four hundred six shares; /xxvi/ instrument number one hundred three thousand three hundred twenty-four representing three thousand four hundred ten million three hundred forty thousand one hundred ninety-six shares; /xxvii/ instrument number one hundred three thousand three hundred thirty-seven representing five thousand five hundred million shares; /xxviii/ instrument number one hundred four thousand three hundred twenty-one representing two thousand three hundred twenty-seven million two hundred thousand shares; /xxix/ instrument number one hundred five thousand three hundred eighty-four representing seven hundred thirty-three million one hundred twenty-seven thousand nine hundred sixty-two shares; /xxx/ instrument number one hundred five thousand eighty-nine representing three thousand one hundred forty-one million seven hundred fifty-nine thousand four hundred shares; /xxxi/ instrument number one hundred five thousand ninety representing one thousand seven hundred thirty-three million three hundred thirty-three thousand three hundred thirty-three shares; /xxxii/ instrument number one hundred five thousand three hundred eighty-three representing four thousand seven hundred sixty-six million eight hundred seventy-two thousand thirty-eight shares; /xxxiii/ instrument number one hundred five thousand one hundred forty-two representing one

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thousand seven hundred seventy-seven million one hundred forty-three thousand three hundred eighty-two shares; /xxxiv/ instrument number one hundred five thousand five hundred six representing one thousand twenty-six million seven hundred three thousand six hundred eighteen shares; /xxxv/ instrument number one hundred four thousand three hundred twenty-two representing seven hundred and forty million shares; /xxxvi/ instrument number ninety-five thousand and seventy representing two thousand nine hundred million shares; /xxxvii/ instrument number ninety-five thousand two hundred eighty-one representing two thousand four hundred seven million four hundred ninety-five thousand six hundred eighty-four shares; /xxxviii/ instrument number ninety-nine thousand one hundred twenty-three representing one hundred eighty-six million one hundred seventy-five thousand seven hundred seventy-four shares; /xxxix/ instrument number one hundred five thousand five hundred fifty-nine representing three hundred million shares; and /xl/ instrument number one hundred five thousand one hundred fifty-one representing eleven thousand seven hundred fifty-six million six hundred thousand eight hundred two shares. /c/ one thousand nine hundred seventy-six million three hundred forty-eight thousand seven hundred seventeen shares issued by Corpbanca, owned by Saga, consisting of the following instruments: /i/ instrument number one hundred two thousand one hundred sixty-nine representing one thousand nine hundred forty-four million eight hundred seventy-three thousand three hundred forty-seven shares; /ii/ instrument number one hundred five thousand three hundred twenty-two representing seven hundred thirty thousand six hundred sixty-five shares; /iii/ instrument number one hundred five thousand three hundred sixty five representing seven hundred forty-four thousand seven hundred five shares; and /iv/ instrument number one hundred five thousand three hundred seventy-seven representing thirty million shares. /Four.Four/ Delivery of Instruments. The grantors and the Guarantee Agent state that the instruments of the shares pledged pursuant to this Clause are already delivered in the custody of the Guarantee Agent pursuant to the Current

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Pledges and of the pledge established in Clause Three of this instrument. The Guarantee Agent hereby undertakes to keep them in custody while the pledges provided for in this Clause are in force. /Four.Five/ Sum of Debt. For the purposes of provisions stated in item two of Article eight hundred fifteen of the Code of Trade, Parties identified in the foreword declare that the sum of the debt that guarantees this second degree commercial pledge totals the amount of seven hundred fifty million five hundred sixty-two thousand seven hundred eighty-five point seventy-eight Dollars, for capital, plus the amount of interest and other charges that are due, as agreed in the Loan Agreement, in the Promissory Notes and in the other Loan Documents and in the provisions of this instrument. /Four.Six/ Extension. The second-degree commercial pledges, established under this clause include and legally extend to all increases in the value of the pledged shares, specified in letter /a/ of item /Three.One/ above and to each of the property rights that such shares confer on their holders, and include all the proceeds and benefits that they may generate or produce, including, without the statement implying limitation, dividends and profits, shares released for payment, preemptive rights or options of any type, whether they are preferential subscription of shares, of bonds convertible into shares or any other securities that confer future rights on the company issuing said shares, as the case may be. Likewise, provided that it is required by law to specify, the pledges constituted pursuant to this clause extend to the grantor’s right to receive compensation in case of expropriation of the pledged shares, which compensation will subrogate the pledged shares for all legal and contractual purposes that may arise. Accordingly, the Guarantee Agent, for the benefit of the Creditor, is responsible for collecting and receiving dividends and proceeds of any type produced by the pledged shares, and is expressly authorized to pay these values to the Guaranteed Obligations and to carry out, on the behalf of the Debtor, the Mandatory Early Payment of the Loan under the terms set forth in letter /a/ of item /Six.Two/ of Clause Six of the Loan Agreement, under the terms amended by the Amendment Agreement.

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Likewise, the Guarantee Agent will be responsible, for the benefit of the Creditor, for collecting and receiving any return on capital that occurs in relation to the pledged shares and to pay these amounts to the Guaranteed Obligations and make the Mandatory Early Payment referred above. In accordance with the aforementioned, the company issuing the pledged shares cannot pay any amount of that indicated in this agreement in any manner other than through the Guarantee Agent, with the grantor being prohibited to collect and receive directly or through a third party other than the Guarantee Agent, the amounts that must be paid by the issuer of the pledged shares, irrespective of the concept or nature of said payment. In any case, as long as no Event of Default or Default has been verified, the dividends, profits and proceeds collected and/or received by the Guarantee Agent in advance of the first Distribution made against the results of the commercial year two thousand sixteen will be delivered by the Guarantee Agent to the corresponding grantor. /Four.Seven/ Expansion. /a/ The grantors hereby undertake to extend the second-degree commercial pledges established under this Clause to any other payment shares that it acquires within a capital increase by virtue of preemptive rights emanating of the pledged shares or of issued securities that confer future rights over the shares that the grantor acquires in the future for any reason whatsoever due to preemptive rights emanating from the pledged shares. For these purposes, each of the grantors undertake to sign, at the simple written request of the Guarantee Agent, and promptly upon receiving said request, a new public deed of pledge of shares and prohibition to encumber and dispose of such shares or securities that they acquire in the future, in accordance with the provisions of this Clause, in terms substantially similar to this deed. /b/ Notwithstanding the obligation that each of the grantors assume to contribute to promptly signing the corresponding second-degree commercial pledges, the grantors hereby grant a special and irrevocable mandate, as its execution is also relevant for the Creditor, in accordance with Article two hundred and forty-one of the Code of Trade, but as broad as is necessary in

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law, to the Guarantee Agent, who hereby accepts it, so that in their name and on their behalf, immediately after the date in which those shares or securities are issued or acquired, as the case may be, and at its sole discretion, grants and signs each and every one of the corresponding pledges and prohibitions, in the name and on behalf of the Grantor, in terms and conditions substantially similar to those of this deed. /c/ In the exercise of this mandate, the Guarantee Agent will have broad powers to agree on all the clauses of the essence and nature of the agreements that are necessary and all their incidental clauses deemed to be appropriate; to clarify, complement or modify them; to sign the public or private instruments that are required; and to carry out everything that is necessary for the due fulfillment of its commission, with express power to self-contract in its mandate. The Guarantee Agent may also, in the agreements it enters into, confer a special mandate on any of the persons specified in item /Four.Thirteen/ of Clause Four of this instrument, so that, when any one of them takes action, such person shall receive, on behalf of the grantor, notifications and requirements, judicial and/or extrajudicial, in any management, procedure or proceeding, related to said pledges and the guaranteed obligations, irrespective of the applicable procedure or the court or authority, to which the consideration of the case is entrusted, so that if the attorney in fact is notified or required, the grantor will be deemed validly represented in said management, procedure or proceeding. In any case, this special and irrevocable mandate may not be invoked by the grantor as a cause for justifying the non-compliance with the obligations emerging from this deed. /d/ In any case, the Parties hereby expressly state that the granting of this mandate does not relieve the grantors of the obligations to constitute the second-degree commercial pledges in accordance with the provisions of letter /a/ above. Furthermore, the grantors hereby release the Guarantee Agent from any liability it may incur due to the fulfillment of the irrevocable mandates conferred herein. /Four.Eight/ Spin-Off or Merger. In the case of spin-off or merger of the company issuing the pledged shares,

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia it is hereby expressly agreed that the second-degree commercial pledges established under this Clause will be extended to all the shares of the new companies formed as a result of the spin-off or merger or that subsist after it, to which the grantor is entitled or would be entitled as the owner of the pledged shares applicable to the pledges constituted under this Clause. The Guarantee Agent is exclusively entitled to withdraw the corresponding instruments in all the previous cases and to require the registration of these pledges in the corresponding Shareholders’ Log Books, with the grantor consequently renouncing to require said delivery for itself or for another person. /Four.Nine/ Exercise of Right of Voice and Vote. As long as the Guaranteed Obligations are not due and enforceable, each grantor will retain the full exercise of the rights of voice and vote that as the legitimate owners of the pledged shares to which they are entitled and the exercise of those other political rights to which they may be entitled. After any of the Guaranteed Obligations becomes due or enforceable/including cure periods, amount limits, and other terms of each of them/, according to the definition of this term stated in the Loan Agreement/, for this purpose, a simple written communication sent by the Creditor to the company issuing the pledged shares, with a copy to the grantor, shall be sufficient, and counting from the date of said communication, and with the sole merit of it and without any person having to be credited for the maturity enforceability of the relevant obligation, the Creditor, directly or through the Guarantee Agent, will exercise all the rights that, otherwise, would be legally held by the grantor as the legitimate owner of the pledged shares. In this case, the relevant grantor must refrain from exercising said rights, as well as any other to which it would be entitled due to its shareholding, all of which will be fully and exclusively exercised by the Creditor, for which purposes the grantor hereby irrevocably authorizes the Creditor, who accepts, to exercise the right to voice and vote corresponding to the pledged shares. /Four.Ten/ Sufficient Instrument. Each of the Grantors recognizes that a due and authorized copy of this deed constitutes a good and sufficient instrument to

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia initiate and continue all the actions applicable in law in relation to any of the pledged shares for securing the Guaranteed Obligations. /Four.Eleven/ Other Obligations. During the entire time that the second-degree commercial pledges constituted under this Clause are in force, the grantors undertake: /a/ To carry out at their exclusive expense, all the legal and extrajudicial actions required to maintain the control over and free possession of the pledged shares owned by them. /b/ To notify the Creditor, by registered letter addressed to the Guarantee Agent at its address stated in the foreword, any embargo, seizure, significant loss or significant impairment suffered by any of the pledged shares owned by them, within five business days following the occurrence of the event. /c/ To inform the existence of the pledges reported in this instrument to the creditor who subsequently seizes the pledged shares, according to the same procedure and within the same period referred to in item /b/ above. /Four.Twelve/ Early Enforcement and Execution. Notwithstanding the Events of Default established in the Loan Agreement, the Guaranteed Obligations may also be enforced in the event of any of the following circumstances being verified: /a/ If any of the grantors do not have or lose control of any of the pledged shares. /b/ If the second-degree commercial pledges agreed upon by this Clause with respect to the pledged shares are not notified to the company issuing the pledged shares by a Certifying Officer within fifteen calendar days from the date of this deed. /c/ If any of the pledged shares is found to be subjected or becomes subjected in the future to other encumbrances, control limitations, prohibitions, embargoes, precautionary measures and/or litigation, except for the pledges constituted or committed to constitute to guarantee the Guaranteed Obligations or within the scope of the Permitted Reorganization, as defined in the Loan Agreement. /d/ If any of the declarations made by the grantors herein were false or incorrect. /e/ If the grantors fail to comply with the obligations not to encumber or dispose of the pledged shares, except for the pledges constituted or committed to constitute to guarantee the Guaranteed Obligations or within the scope of

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia the Permitted Reorganization, as defined in the Loan Agreement. /f/ If the grantor does not comply with any of the obligations set forth in this deed, other than the obligations of not to encumber or dispose of the pledged shares and does not correct said non-compliance within a period of ten days after the Guarantee Agent reports this fact. /g/ In the other cases in which the law and the Loan Agreement establish early enforceability. It is hereby expressly stated that the causes of acceleration, previously set forth, have been established for the exclusive benefit of the Creditor, who, consequently may exercise them or not, and in the event that the Creditor decides not to do so, this may not be understood in any way as an impairment or detriment to the rights granted to it by this Agreement or by law. /Four.Thirteen/ Mandate for the Purposes of Notification /a/ Each of the grantors confers a mandate on Messrs. Andrés Fernando Winter Salgado, Chilean, married, lawyer, national identity card identity number thirteen million eight hundred eighty-one thousand nine hundred five hyphen one, and Nicolás López Tagle, Chilean, single, lawyer, national identity card number fifteen million three hundred seventy-eight thousand four hundred forty-five hyphen zero, of legal age, who certify their identities with the aforementioned identification cards, so that any of them, indistinctively, can receive, for and on behalf of their grantor, notifications and requirements, judicial and/or extrajudicial, in any management, procedure or proceeding, related to both this pledge agreement as well as the Guaranteed Obligations, irrespective of the applicable procedure or the court or authority to which the case is entrusted, so that in case the attorney-in-fact has been notified or required, the grantor will be considered validly represented in said management, procedure or proceeding. In the exercise of this irrevocable mandate, the attorney-in-fact will be fully empowered to judicially represent the grantor, which includes receiving all kinds of notifications, answering demands and acting with the judicial powers included in both paragraphs of the Article seven of the Code of Civil Procedure, which are considered expressly reproduced in their entirety. Each of the grantors hereby expressly

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia declares that the power referred to in this clause is irrevocable, in the terms referred to in Article two hundred and forty-one of the Code of Trade, since its execution is of interest to the Creditor. /b/ This act has counted on the presence of Mr. Andrés Fernando Winter Salgado and Mr. Nicolás López Tagle, already identified, who declare that they accept the power of attorney previously granted and undertake not to renounce it without the written consent of the Guarantee Agent. The power of attorney granted hereby does not revoke any power of attorney granted previously or on this same date. /Four.Fourteen/ Other Collateral. It is hereby stated that the second-degree commercial pledges set forth in the Clause herein are without impairment of any other guarantee and prohibition that may have been constituted by the Debtor, by the grantor and/or by third parties, whether security or personal, to guarantee the obligations that such guarantees warrant in favor of the Creditor. The second-degree commercial pledges reported in this Clause shall not be considered, under any circumstances, as an amendment, substitution or limitation of the rights granted to the Creditor or the Guarantee Agent under the Loan Agreement, the Loan, the Promissory Notes, and the others Loan Documents, nor their respective amendments. /Four.Fifteen/ Release and Lift. The Creditor, acting through the Guarantee Agent, will sign a deed of lift of the second-degree commercial pledges constituted in accordance with this instrument, or with the terms of the Loan Agreement and/or once all the Guaranteed Obligations have been entirely and fully complied with. /Four.Sixteen/ Acceptance. CorpBanking, represented in the manner indicated in the foreword, hereby declares to know and accept the pledges that are constituted on its shares through this Clause, therefore being considered notified thereof, notwithstanding any other notification or registration that must be carried out, or that is carried out, for that purpose. CLAUSE FIVE: EXPENSES; COMPLEMENTARY DEEDS. The expenses, taxes, notarial and registration fees, as well as any disbursement of any kind that is related to the granting or registration of this agreement, as well as those derived from

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia complementary public deeds that may be necessary to grant in order to clarify, rectify or modify this instrument, and all those corresponding to the lifting of these pledges at the appropriate time will be borne by the Debtor. The Debtor and the other grantors hereby grant special and irrevocable power to Messrs. Andrés Fernando Winter Salgado and Nicolás López Tagle, so that when any one of them acts with the attorneys-in-fact for the other Parties to this deed, they can draft any text necessary to correct this public deed and achieve the full registration of the constituted pledges and prohibitions, as applicable. In use of their powers, the attorneys-in-fact may correct and rectify the content of this deed, the identification of the Parties and the pledged shares, or complete the data as necessary for the perfection of the covenants that the Parties have agreed upon. Likewise, the attorneys-in-fact are empowered to translate these texts to a public deed and register them together with this deed, in the respective registries. CLAUSE SIX: SUCCESSORS AND ASSIGNEES. The pledges and prohibitions set forth in the instrument herein shall inure to the benefit of the Creditor, and the rights they grant may be exercised through the Guarantee Agent, or by whoever holds the condition of successor or assignee thereof, and those who legally or conventionally subrogate their rights. Such successor or assignee, and whoever is legally or conventionally subrogated in rights, will have against the grantors the same rights and benefits granted under this deed to the Creditor, being considered as such for all legal and contractual purposes that may arise. CLAUSE SEVEN: REGISTRATION POWER. The pledges and prohibitions established pursuant to this deed will be notified, registered and enrolled in the Shareholders’ Log Book of the companies that issue them by a Notary Public in accordance with Article twenty-three of the Joint-Stock Companies Act. For these purposes, the bearer of an authorized copy of this deed is empowered to request from a Notary Public the notification, registration and enrollment of these pledges and prohibitions in the Shareholders’ Log Book of each of the companies issuing the pledged shares, and to carry out all the acts and procedures that may be necessary or

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia convenient for the due completion of these pledges and prohibitions. CLAUSE EIGHT: NAME OF THE CLAUSES. The names assigned by the Parties to the different provisions of this agreement have been established only for reference and ease of reading, without affecting the meaning or scope that the Clause in its entirety may have different from that name. CLAUSE NINE: LAW APPLICABLE TO THE AGREEMENT. This agreement and all the provisions contained in it are governed and will be construed in accordance with the laws of Chile. CLAUSE TEN: DOMICILE. JURISDICTION. For all purposes of this agreement, the Parties set their domicile in the city and commune of Santiago and submit themselves to the Jurisdiction of the Ordinary Courts of Justice of the city and commune of Santiago. LEGAL STATUS. The legal statuses of the representatives of BANCO ITAÚ CHILE are stated in the public deed dated April four, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Pedro Ricardo Reveco Hormazábal and the legal status of Itaú Chile, to represent ITAÚ UNIBANCO S.A. - NASSAU BRANCH is stated in the public deed dated October twenty-eight, two thousand thirteen and January twenty-nine, two thousand fourteen, granted at this Notary’s Office. The legal status of the representative of INVERSIONES CORPGROUP INTERHOLD LIMITADA is stated in the public deed dated May twenty-nine, two thousand twelve, granted at the Santiago Notary’s Office of José Musalem Saffie. The legal statuses of the representatives of COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SPA are stated in the public deed dated March twelve, two thousand fourteen, granted at the Santiago Notary’s Office of José Musalem Saffie. The legal status of the representative of CORP GROUP BANKING S.A. is included in the public deed dated March fourteen, two thousand fourteen, granted at the Santiago Notary’s Office of José Musalem Saffie. The legal statuses previously indicated are not inserted because they are known to the parties and to the authorizing Notary Public. Upon receipt and after reading the instrument herein, the parties appearing before me have signed it. A

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia copy of the instrument has been rendered to the parties. This deed has been annotated in the Repertoire of Public Instruments, with this same date. I certify.-

/s/ Christian Eduard Tauber Domínguez	/s/ Carlos Manuel Irarrázabal Cruzat
Christian Eduard Tauber Domínguez	Carlos Manuel Irarrázabal Cruzat

By proxy BANCO ITAÚ CHILE

By proxy ITAÚ UNIBANCO S.A - NASSAU BRANCH

/s/ María Pilar Daño Beitía Estades
María Pilar Daño Beitía Estades

By proxy INVERSIONES CORPGROUP INTERHOLD LIMITADA

By proxy COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SPA

By proxy CORP GROUP BANKING S.A.

/s/ Andrés Fernando Winter Salgado	/s/ Nicolás López Tagle
Andrés Fernando Winter Salgado	Nicolás López Tagle

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

OT: 833245/	Rep: 21.959-2015

COMPLEMENT AND AMENDMENT

OF FINANCING AGREEMENT

ITAÚ UNIBANCO S.A., NASSAU BRANCH

AND

INVERSIONES CORP GROUP INTERHOLD LIMITADA

In Santiago de Chile, on August 5 of the year two thousand fifteen, before me, EDUARDO AVELLO CONCHA, Notary Public Responsible for the Twenty-Seventh Santiago Notary’s Office, with office at calle Orrego Luco número cero ciento cincuenta y tres, Providencia, there have appeared: /One/ Messrs. Christian Eduard Tauber Domínguez, Chilean, married, commercial engineer, national identity card number seven million seven hundred forty thousand nine hundred forty hyphen eight, and Carlos Manuel Irarrázaval Cruzat, Chilean, married, commercial engineer, national identity card identity number eleven million four hundred seventy-two thousand four hundred eighty-seven hyphen four both representing, as it shall be certified, ITAÚ UNIBANCO S.A.- NASSAU BRANCH formerly known as BANCO ITAÚ BBA S.A., NASSAU BRANCH, a joint-stock company operating with banking services, incorporated and existing under the laws of the Bahamas, domiciled in Nassau, Bahamas, treinta y uno B, Annex Building – second Floor, East Bay Street, P.O. Box N-tres nueve cero, hereinafter indistinctly as “Itaú Nassau” and/or the “Creditor”, all domiciled, for the purposes hereof, at Avenida Apoquindo número tres mil cuatrocientos cincuenta y siete, comuna de Las Condes, Santiago. /Two/

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

Mrs. María Pilar Dañobeitía Estades, Chilean, single, auditor accountant, national identity card number eight million six hundred sixty-eight one thousand one hundred ninety-five hyphen one, representing, as it shall be certified, INVERSIONES CORPGROUP INTERHOLD LIMITADA, a limited liability company, unique tax enrollment ninety-six million seven hundred fifty-eight thousand eight hundred thirty hyphen k, both domiciled at calle Rosario Norte número seiscientos sesenta, piso veintidós, comuna de Las Condes, hereinafter referred to as “Interhold” and/or the “Debtor”. /Three/ Messrs. Christian Eduard Tauber Domínguez and Carlos Manuel Irarrázaval Cruzat, both already identified and representing, as it shall be certified, BANCO ITAÚ CHILE, a joint-stock company operating with banking services, incorporated and existing under the Chilean laws, unique tax enrollment number seventy-six million six hundred forty-five thousand thirty hyphen k, all domiciled in this city, at Avenida Apoquindo número tres mil cuatrocientos cincuenta y siete, comuna de Las Condes, Santiago, hereinafter indistinctly “Itaú Chile” and/or the “Agent Bank” and/or the “Guarantee Agent”; /Four/ Mrs. María Pilar Dañobeitía Estades, already identified, representing, as it will be certified, COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SPA, formerly named COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA LIMITADA, a limited liability company, operating with investment services, unique tax enrollment number eighty-eight million two hundred two thousand six hundred hyphen zero, both domiciled at calle Rosario Norte número seiscientos sesenta, piso veintidós, comuna de Las Condes, Santiago, hereinafter referred to indistinctly as “Saga”; /Five/ Mrs. María Pilar Dañobeitía Estades, already identified, representing, as it will be certified, CORP GROUP BANKING S.A., a privately held joint-stock company, operating investment business, unique tax enrollment number ninety-six million eight hundred fifty-eight nine hundred hyphen eight, both domiciled at calle Rosario Norte número seiscientos sesenta, piso veintidós, comuna de Las Condes, Santiago, hereinafter referred to indistinctly as

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

“CorpBanking” and together with Saga, also known as “Guarantors”; and /Six/ Mrs. María Pilar Dañobeitía Estades, already identified, representing, as it will be certified, CORP GROUP FINANCIAL S.A., a privately held joint-stock company, operating investment business, unique tax enrollment number seventy-six million seventy-one thousand nine hundred thirty-one hyphen three, both domiciled at calle Rosario Norte número seiscientos sesenta piso veintidós, Comuna de Las Condes, Santiago, hereinafter indistinctly as “CorpFinancial”; and together with the Creditor, the Agent Bank, the Debtor and the Guarantors, hereinafter referred to as the “Parties”; the parties who came to my presence, of legal age, who proved their identity with their above indicated identity cards, and who state that, duly entitled to do so, they have agreed to enter into this amendment agreement to the loan agreement and termination of facility subscribed among the Parties, hereinafter the “Amendment Agreement”, under the terms and conditions set forth in this instrument: CLAUSE ONE: PRECEDENTS /One.One/ Loan Agreement. By public deed dated January twenty-nine, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number two thousand four hundred sixty-one/two thousand fourteen, Itaú Nassau and the Debtor entered into a financing agreement, hereinafter the “Loan Agreement”, under which, and subject to the conditions set forth therein, the Creditor undertook to grant the Debtor financing for the amount of up to twelve hundred million Dollars, through the granting of loans and/or through the purchase of loans, under the terms and conditions set forth in the Loan Agreement, in order to allow the Debtor, and the business group to which the Debtor belongs, to refinance the Debtor’s financial liabilities and those of the business group to which it belongs. /One.Two/ Financing Agreement. Among the financial liabilities that could be refinanced under the Loan Agreement, the Parties included the financing agreement signed between the Debtor and the Creditor by public deed dated October twenty-eight, two thousand thirteen, granted at the Santiago Notary’s Office of Mr.

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

Eduardo Avello Concha, under the repertoire number twenty-five thousand four hundred ninety-nine hyphen two thousand thirteen, hereinafter the “Financing Agreement”, which was incorporated in the Loan Agreement as one of the Possible Acquisition Loans, without refinancing on this date the loans granted and restructured pursuant to this Financing Agreement under the financing granted pursuant to the Loan Agreement. /One.Three/Last Disbursement. Considering that as of this date, the loans granted and restructured under this Financing Agreement have not been refinanced under the financing granted pursuant to the Loan Agreement, and notwithstanding the additional conditions defined for the Third Availability Period set forth in the Loan Agreement, the Debtor has requested from the Creditor, and the latter has agreed to grant, a final disbursement charged to the credit facility included in the Loan Agreement, for amount of capital corresponding to thirty million five hundred sixty- two thousand seven hundred eighty-five point seventy-eight Dollars in order to partially refinance the loans granted and restructured under the Financing Agreement for an amount of thirty million Dollars and in part to finance financial expenses associated with the Loan Agreement. This disbursement is carried out together with the signature of this instrument and is documented through the obligation promissory note for the amount indicated above, which the Debtor subscribes to the order of the Creditor, the Parties having agreed to apply to the latter Disbursement an applicable margin equal to the one in force for the Disbursements made during the First Availability Period and during the Second Availability Period, consisting of two point seven percent per annum, as stated in the already identified promissory note documenting this last Disbursement. /One.Four/ Amendment of the Loan Agreement. In addition, as of this date, the Parties have agreed to modify some obligations and definitions contained in the Loan Agreement, according to the terms indicated in the following clauses of this instrument. /One.Five/ Definitions. For purposes of clarity, it is hereby expressly stated that all the terms indicated in capital letters that do not have a different special

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia definition indicated herein will have the meaning assigned to them in the Loan Agreement. CLAUSE TWO: TERMINATION OF THE CREDIT FACILITY AVAILABILITY. The Parties hereby agree to terminate the availability of the credit facility set forth in the Loan Agreement, with the Debtor hereby waiving to request new Disbursements from the Creditor under the Loan Agreement and releasing the Creditor from its obligation to make new Disbursements under it, regardless of whether or not the prior conditions defined by the Parties in the Loan Agreement to carry out such Disbursements have been complied with. CLAUSE THREE: LOANS GRANTED AND REFINANCED UNDER THE LOAN AGREEMENT. In consideration to the termination of the availability of the credit facility stated in the Loan Agreement, Parties hereby state that Possible Acquisition Loans have been refinanced under the Loan Agreement, through the granting of new loans and through the purchase of loans owed by the Debtor, according to the terms and conditions of the Loan Agreement, for a total amount equivalent to seven hundred fifty million five hundred sixty-two thousand seven hundred eighty-five point seventy-eight Dollars for capital, which the Debtor hereby acknowledges to debt and owe, and which are documented in the following instruments, the Parties herein declaring that the loans documented by them correspond on this date to the concept of “Loan” contained in the Loan Agreement: /a/ First Disbursement: Disbursement made on March twenty-five, two thousand fourteen for capital for the amount of five million six hundred fifty-four thousand nine hundred seventy-nine point ninety-five dollars, documented in obligation promissory note number AGE seven zero five two three four, for the amount of fifteen million six hundred fifty-four thousand nine hundred seventy-nine point ninety-five dollars for capital, subscribed by the Debtor in favor of the Creditor on March twenty-five, two thousand fourteen. /b/ Second Disbursement: Disbursement made on March thirty-one, two thousand fourteen, for capital for the amount of five hundred thousand Unidades de Fomento (Chilean Unit of Account), documented in obligation promissory

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia note number AGE seven one one three four four, for the amount of five hundred thousand Unidades de Fomento for capital, subscribed by the Debtor on April eight, two thousand ten originally to the order of Parinacota Fondo de Inversión Privado and endorsed in ownership in favor of the Creditor on March thirty-one, two thousand fourteen, having been translated on the same date into Dollars for the amount of twenty-one million four hundred sixty thousand eight hundred eighty-one point eighty-two Dollars, for capital. /c/ Third Disbursement: Disbursement made on April two, two thousand fourteen, for capital for the amount of two hundred seven million seven hundred forty-three thousand one hundred forty-eight point eighty Dollars, documented in obligation promissory note number AGE seven one one five three two for the amount of two hundred seven million seven hundred forty-three thousand one hundred forty-eight point eighty Dollars for capital, subscribed by the Debtor in favor of the Creditor on April two, two thousand fourteen. /d/ Fourth Disbursement: Disbursement made April twenty-two, two thousand fourteen, for capital for the amount of two hundred thirty-eight million nine hundred forty-two thousand five hundred fifty-two point eleven Dollars, documented in obligation promissory note number AGE seven one seven seven zero eight, for the amount of two hundred thirty-eight million nine hundred forty-two thousand five hundred fifty-two point eleven Dollars for capital, subscribed by the Debtor in favor of the Creditor on April twenty-two, two thousand fourteen. /e/ Fifth Disbursement: Disbursement made on April twenty-four, two thousand fourteen, for capital for the amount of forty million six hundred seventeen thousand three hundred seventy-four point twenty-five Dollars, documented in obligation promissory note number AGE seven one eight two six eight, for the amount of forty million six hundred seventeen thousand three hundred seventy-four point twenty-five Dollars for capital, signed by the Debtor in favor of the Creditor on April twenty-four, two thousand fourteen. /f/ Sixth Disbursement: Disbursement made on May six, two thousand fourteen, documented in Acknowledgment of debt in the amount of seventy

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia million dollars for capital, executed by the Debtor and the Creditor by public deed dated May six, two thousand fourteen granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eleven thousand forty-seven hyphen two thousand fourteen. /g/ Seventh Disbursement: Disbursement made on June six, two thousand fourteen, for capital for the amount of sixteen million one hundred fourteen thousand one hundred eighty-three point zero nine Dollars, documented in obligation promissory note number AGE seven three three zero one zero, for the amount of sixteen million one hundred fourteen thousand one hundred eighty-three point zero nine Dollars for capital, subscribed by the Debtor in favor of the Creditor on June six, two thousand fourteen. /h/ Eighth Disbursement: Disbursement made on June twenty, two thousand d fourteen, for capital for the amount of twenty-seven million seven hundred seventy-one thousand forty-four point twenty Dollars, documented in obligation promissory note number AGE seven three eight five nine six, for the amount of twenty-seven million seven hundred seventy and one thousand forty-four point twenty Dollars for capital, subscribed by the Debtor in favor of the Creditor on June twenty, two thousand fourteen. /i/ Ninth Disbursement: Disbursement made on June twenty-six, two thousand fourteen, for capital for the amount of nine million five hundred fifty-one thousand three hundred ninety-four point thirty-nine Dollars, documented in obligation promissory note number AGE seven four zero three one four, for the amount of nine million five hundred fifty-one thousand three hundred ninety-four point thirty-nine Dollars for capital, subscribed by the Debtor in favor of the Creditor on June twenty-six, two thousand fourteen. /j/ Tenth Disbursement: Disbursement made on July twenty-five, two thousand fourteen for capital for the amount of six million twenty-nine thousand nine hundred thirty-five point seventy-two Dollars, documented and in obligation promissory note number AGE seven four eight eight eight six, for the amount of six million twenty-nine thousand nine hundred thirty-five point seventy-two Dollars for capital, subscribed by

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia the Debtor in favor of the Creditor on July twenty-five, two thousand fourteen. /k/ Eleventh Disbursement: Disbursement made on August twenty-six, two thousand fourteen, for the amount of fifty-five million nine hundred twenty-two thousand seven hundred twenty-four point ninety-six Dollars, documented in obligation promissory note number AGE seven six two eight five six, for the amount of fifty-five million nine hundred twenty-two thousand seven hundred twenty-four point ninety-six Dollars for capital, subscribed by the Debtor in favor of the Creditor on August twenty-six, twelve thousand fourteen. /l/ Twelfth Disbursement: Disbursement made on September twelve, two thousand fourteen, for capital for the amount of ten million one hundred ninety-one thousand seven hundred eighty point seventy-one Dollars, documented in obligation promissory note number AGE seven seven zero three two four, for the amount of ten million one hundred ninety-one thousand seven hundred eighty point seventy-one Dollars for capital, subscribed by the Debtor in favor of the Creditor on September twelve, two thousand fourteen. /m/ Thirteenth Disbursement: Disbursement made on this date for the amount of thirty million five hundred sixty-two thousand seven hundred eighty-five point seventy-eight Dollars, documented in obligation promissory note number AGE eight six five five seven two, for the amount of thirty million five hundred sixty-two thousand seven hundred eighty-five point seventy-eight Dollars for capital, subscribed by the Debtor in favor of the Creditor on this date. The Debtor hereby declares that each and every one of the promissory notes referred to in the previous letters: /i/ meet the legal requirements to be such according to Law eighteen thousand ninety-two; /ii/ have been duly signed by the authorized attorneys-in-fact; /iii/ the obligations arising from them are valid and enforceable under their terms; /iv/ are “enforceable instruments” in their respect, and; /v/ the stamp tax levied on their granting, where appropriate, has been duly calculated and timely paid to the General Treasury of the Republic. CLAUSE FOUR: AMENDMENTS TO THE LOAN AGREEMENT. The Parties hereby, each acting duly represented in the

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia manner indicated in the foreword, agree to amend the following provisions of the Loan Agreement as of this date: /Four.One/ Amendment of Mandatory Obligatory Advance Payments. The Debtor’s possibility of making the Mandatory Advance Payment set forth in letter /a/ of item /Six.Two/ of Clause Six of the Loan Agreement on a date other than the date on which the Distribution that motivates it is hereby excluded, for which purpose the content the indicated in letter /a/ is replaced by the following: “/a/ From the first Distribution made charging the results of the commercial year two thousand sixteen and thereafter, one hundred percent of the amount received as a Distribution in relation to the shares delivered in Guarantee of the Loan / available after payment of the income tax assigned to the Controlling Shareholder in relation to the Distribution made in the fiscal year immediately precedent and provided that the last Distribution has motivated a Mandatory Advance Payment according to the terms of this letter / must be used in its entirety to make a Mandatory Advance Payment of the Loan. The Mandatory Advance Payment indicated in this letter must be made on the same date as the Distribution that motivates it. The Parties hereby state that the Guarantee Agent is entitled by the grantors of the pledge delivered in Guarantee for the Loan to pay, with the proceeds of the Distribution which is under its responsibility to charge as pledge creditor, representing the Creditor, and the Guarantee Agent shall make this Mandatory Advance Payment for the total amount received as Distribution on the same date when the Distribution is made. Pursuant to the foregoing, for the purposes of making this Mandatory Advance Payment, no later than on the same date of the Distribution, the Debtor shall credit, to full satisfaction of the Guarantee Agent, the total amount for income tax attributed to the Distribution of the immediately previous fiscal year that originated a Mandatory Advance Payment according to this letter and which is to be deducted from the amount of the Distribution received during the corresponding fiscal year, so that the remaining shall be used on the same day to make this Mandatory Advance Payment and the Guarantee

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

Agent shall make such Mandatory Advance Payment in the total of the amount received as Distribution if the Debtor does not not reliably credit the amount of the attributed income tax that must be deducted for making this Mandatory Advance Payment.” /Four.Two/ Amendment of the Performance Obligations. /i/ Letter /a/ of Clause Ten of the Loan Agreement is replaced by the following: “/a/ The Debtor, the Guarantors and CorpFinancial undertake to deliver individually audited financial information, if applicable, and annually consolidated of the Debtor and of the Guarantors and any other relevant information of the companies member of Grupo CorpGroup, including all the information necessary to verify the indebtedness limit referred to in letter /a/ of Clause Eleven below, within one hundred twenty days after the end of each of said annual periods. For these purposes relevant information will be considered as: /one/ the information which, due to its characteristics, would be considered as an Essential Fact, according to the provisions of General Regulation number thirty, of the Superintendency of Securities and Insurance or the regulation that complements or replaces it; /two/ the individual and consolidated Financial Statements, as appropriate, of any company member of Grupo CorpGroup and that maintains Financial Debt; and, /three/ the individual and consolidated Financial Statements, as appropriate, of any third party that maintains Financial Debt that is guaranteed with personal surety or collateral constituted or granted by an entity member of Grupo CorpGroup and/or by a Guarantor. Along with sending the necessary information to verify the limit of indebtedness referred to in letter a/ of Clause Eleven below, the Debtor must additionally deliver to the Creditor a summary of the informed obligations according to the format contained in ATTACHMENT “One”. /ii/ Letter /b/ of Clause Ten of the Loan Agreement is replaced by the following: “b/ The Debtor, the Guarantors and CorpFinancial undertake to deliver withinthe ninety days after the end of the semester completed in the month of June of each year unaudited individual and consolidated unaudited financial information, as applicable,

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia of the Debtor, of the Guarantors and of CorpFinancial, in the same format as the audited financial information is delivered, but without the need to include explanatory notes, including a certificate regarding compliance with the debt limit referred to in letter /a/ of Clause Eleven below, in terms satisfactory to the Creditor.”/iii/ As of the date of this instrument, the Parties agree that the summary of the obligations reported to verify the limit of indebtedness that the Debtor must deliver to the Creditor according to the provisions of letter /a/ and /b/ of Clause Ten of the Loan Agreement, in the previously modified terms, must be delivered in the format that is attached to this public deed as ATTACHMENT “One”, registered under the same repertoire number of this instrument, forming an integral part of both this instrument and the Loan Agreement, for all legal purposes. /iv/ Letter /c/ of Clause Ten of the Loan Agreement is replaced, by the following: “/c/ Together with the delivery of the annual and semi-annnual financial information indicated in the previous letters, the Debtor undertakes to deliver to the Agent Bank a certificate signed by the general manager or whoever acts as such, giving an account of compliance with the Obligations of the Debtor in the immediately preceding semester or year, as applicable.”. /v/ Letter /d/ of Clause Ten of the Loan Agreement is replaced by the following: “/d/ The Debtor undertakes, within ninety calendar days after obtaining each debt and provided that said debt has not been extinguished within said period, to subordinate and ensure that the respective creditors pledge the rights that correspond to them for the debts arising from the granting of loans or other type of money credit operation that the Debtor may have with its shareholders or partners, with Related Persons, in terms substantially identical to the Pledge and Subordination Agreement, the format of which is contained in ATTACHMENT “F” hereof and which is registered under the same repertoire number of the public deed herein, forming an integral part hereof for all legal purposes, and which must be subject to a market interest rate in force on said date for this type of operations.” /Four.Three/ Amendent of the Committed Pledges

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia on Corpbanca Shares. The Parties agree to modify the number of Corpbanca Shares that must be delivered in guarantee as Committed Pledges in compliance with the provisions of letter /r/ of Clause Ten of the Loan Agreement and in the other provisions of the Loan Agreement in which mention is made to the same number of Corpbanca Shares, replacing the phrase “one hundred thirty-nine thousand nine hundred sixty-nine million nine hundred fifty-four thousand one hundred forty-six Corpbanca Shares” by “one hundred thirty-five thousand eight hundred three million two hundred seventy-eight thousand seven hundred seventy-one Corpbanca Shares”, each time it appears in the Loan Agreement, that is, in the definition of “Assignment Agreements” contained in Clause Two, in letter /d/ of item /Three.Five/ of Clause Three, in letter /g/ of item /Three.Six/ of Clause Three, in item /v/ of number /eight/ of letter /r/ of Clause Ten, in letter /u/ of Clause Ten and in letter /o/ of Clause Twelve. /Four.Four/ Amendment of Non-Performance Obligations. /i/ Letter /a/ of Clause Eleven of the Loan Agreement is replaced by the following: “/a/ The Debtor, CorpFinancial and the Guarantors / other than Saga/ may not maintain, and must ensure that no company member of Grupo CorpGroup maintains, credits, loans or Financial Debt for an amount greater than the equivalent of one thousand nine hundred million Dollars, cumulatively and including the Loan and the lending and payment obligations of third parties guaranteed by personal securities or collateral constituted or granted by an entity member of Grupo CorpGroup, under the terms indicated in Attachment One to the instrument herein.” /ii/ Letter /f/ of Clause Eleven of the Loan Agreement is replaced, by the following: “/f/ While the Permitted Reorganization has not been completed, CorpBanking and Saga may not: /i/ contract new credits, loans or Financial Debts. /ii/ grant loans or financing to Related Persons, except in the case of loans granted charging the Distributions made against the result of commercial years two thousand thirteen, two thousand fourteen and two thousand fifteen. /iii/ deliver or constitute or grant any type of guarantee or surety, either personal or

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia collateral, and/or any other kind of Liens, in order to secure debts in money. The guarantees that must be granted by law are excluded from this prohibition, and; /iv/ to dispose of and/or transfer the Corpbanca Shares of its property, except for transfers made within the scope of the Permitted Reorganization or in compliance with the agreements that derive from the Permitted Reorganization, and it is also forbidden to deliver them as collateral or constitute any type of security thereon, except those granted within the scope of the Permitted Reorganization.”/Four.Five/ Amendment of Events of Default. /i/ Letter /e/ of Clause Twelve of the Loan Agreement is replaced by the following: “/e/ If the Debtor or any of the Guarantors incur in default of any of the obligations, charges and duties according to the Loan Documents, including the Performance and Non-Performance Obligations set forth in this Agreement. In any case, as long as it is not the performance obligations indicated in letters /a/, /b/, /c/, /d/, /q/, /r/, /s/, /t/, /u/, and /v/ of Clause Ten and not regarding the non-performance obligations indicated in Clause Eleven above – all of which are always deemed to be material; the event of default or advance payment indicated in this letter will be verified provided that the respective default causes or may cause a Material Adverse Effect and to the extent that such default is not remedied within a period of fifteen calendar days following its occurrence;”/ii/ Letter /g/ of Clause Twelve of the Loan Agreement is replaced by the following: “/g/ If the Debtor and/or any of the Guarantors and/or any company member of Grupo CorpGroup initiates any proceeding to their liquidation or amendment of an agreement for reorganization; requests declaration of invalidity or non-compliance with an agreement for reorganization, ceases the payment of two or more obligations included in executive instrument for an amount equal to or greater than fifty thousand Unidades de Fomento, in accumulated form, or if there are against it two or more expired executive instruments for an amount equal to or greater than fifty-one thousand Unidades de Fomento in accumulated form, originating from various obligations, there being initiated at least two executions or if

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia there is another cause for a creditor to request its forced liquidation, and it has not presented enough assets to respond to the installment owed and its costs; or if any proceeding is initiated by, or against, the Debtor, any of the Guarantors, or any company member of Grupo CorpGroup, in order to declare its bankruptcy or insolvency; or if any procedure is initiated by, or against, any of them, tending to their dissolution, liquidation, reorganization, adjustment or arrangement of payments or of their assets according to any law on bankruptcy, insolvency or reorganization of debtors and remains in force and is not made void of effect for a period of sixty calendar days counte from its initiation; or requesting the appointment of a trustee, auditor or other similar official in relation to the Debtor, one of the Guarantors, or any of the companies members of Grupo CorpGroup, or if any of them takes any measure to allow any of the acts previously indicated, and provided that in case of a procedure against it, that is not made void of effect within the thirty days following its initiation or notification thereof. The foregoing shall not apply to the periods of bankruptcy financial protection provided for in Law number twenty thousand seven hundred and twenty;”/iii/ Letter /l/ of Clause Twelve of the Loan Agreement is replaced by the following:” /l/ If on May one, two thousand sixteen, the authorization from the Superintendency of Banks and Financial Institutions to carry out the Permitted Reorganization and the other authorizations that are relevant to carry out the merger in Chile contemplated in the Permitted Reorganization is not obtained, all according to the terms of the Transaction Agreement, or if the indicated body rejects or does not expressly authorize the Permitted Reorganization to be carried out within the aforementioned period, provided that in both cases the conditions set forth in ATTACHMENT “O” hereof are met, which is registered under the same repertoire number of this public deed, forming an integral part hereof for all legal purposes;” iv/ Letter /ñ/ of Clause Twelve of the Loan Agreement is replaced by the following: “/ñ/ If the Debtor together with each of the entities members of Grupo CorpGroup maintain a

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia current Financial Debt/including this Loan and the credits or payment obligations of third parties that are guaranteed with personal or real guarantees constituted or granted by an entity member of Grupo CorpGroup according to the terms of Attachment One of this instrument/ for over the amount equivalent to one thousand nine hundred million Dollars, in accumulated form;”/Four.Six/ Replacement of ATTACHMENT “L”. /i/ ATTACHMENT “L”of the Loan Agreement is replaced by the new ATTACHMENT “L” registered under the same repertoire number of the deed public herein, forming an integral part hereof for all legal purposes, so that from this date all the times that the Loan Agreement refers to said attachment or to the valuation formula contained in ATTACHMENT “L”, the ATTACHMENT L must be registered under the same repertoire number of this instrument. CLAUSE FIVE: SUBSISTENCE OF THE DEFINITIONS OF THE LOAN AGREEMENT. The Parties hereby expressly state that in everything that is not regulated in this agreement, the definitions indicated in the Loan Agreement and in the other Loan Documents shall govern, and their subsequent amendments, which are fully in force, and are expressly reproduced hereby. CLAUSE SIX: STOCK PLEDGE. The Parties hereby state that as of this date, and in order to guarantee and assure the Creditor the due, complete and timely fulfillment of each and every one of the present and future obligations that the Debtor has contracted or contracts with the Creditor, and their future assignees and/or legal successors, derived from the Loan Agreement, the Loan, the Promissory Notes and the other Loan Documents, according to the definition of these terms stated in the Loan Agreement, including within them the obligations documented in the instruments identified in Clause Three above, both the Debtor, CorpBanking and Saga have constituted, among other guarantees, the following stock pledges: /a/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty- seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH in

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia its capacity as Creditor of the Loan Agreement, on twelve million eight hundred two thousand nine hundred twenty-eight shares issued by Corp Group Banking S.A., owned by Inversiones Corpgroup Interhold Limitada, included in instrument number thirty-six. The pledge was granted by public deed dated March nineteen, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number six thousand seven hundred twenty-seven hyphen two thousand fourteen; /b/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, in its capacity as Creditor of the Loan Agreement, on one thousand eight hundred seventy-six million one hundred eighty-four thousand nine hundred sixty-four shares issued by Corpbanca, owned by Corp Group Banking S.A., included in the following instruments: /i/ instrument number ninety-five thousand sixty-one representaing two hundred forty-four million seven hundred thirty-three thousand fifty-one shares; /ii/ instrument number ninety-five thousand seventy-five, representing four hundred seventy million one hundred thirteen thousand one hundred sixty-three shares; /iii/ instrument number ninety-nine thousand one hundred nineteen, representing fourteen million two hundred thousand shares; and /iv/ instrument number one hundred four thousand three hundred seventy-nine representing one thousand one hundred forty-seven million one hundred thirty-eight thousand seven hundred fifty shares. This pledge was granted by public deed dated March nineteen, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number six thousand seven hundred twenty-eight hyphen two thousand fourteen; /c/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH in its capacity as Creditor of the Loan Agreement, on seven million nine hundred forty-nine thousand one

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia hundred fifty-two shares, issued by Corp Group Banking S.A. exclusively owned by Inversiones Corpgroup Interhold Limitada, included in instrument number seventeen; and on seven hundred eighty million fifty-seven thousand nine hundred six shares, issued by Corpbanca, exclusively owned by Corp Group Banking S.A, included in instrument number one hundred and one thousand eight hundred three. This pledge was granted by public deed dated March thirty-one, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number seven thousand eight hundred fifty-five hyphen two thousand fourteen and was notified on April seven, two thousand fourteen by the Notary Public Mr. Eduardo Avello Concha; /d/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH in its capacity as Creditor of the Loan Agreement, on two thousand eight hundred forty-three million nine hundred ninety-five thousand eight hundred fifty shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., included in the following instruments: /i/ instrument number one hundred four thousand three hundred eighty representing two thousand fifty million four hundred eleven thousand four hundred fifty shares; /ii/ instrument number one hundred five thousand one hundred sixty representing four hundred and twenty million shares; and /iii/ instrument number one hundred four thousand three hundred twenty-three shares representing seven hundred fifty-six million shares, and which today is included in instrument number one hundred five thousand three hundred thirty-seven representing three hundred seventy-three million five hundred eighty-four thousand four hundred shares. This pledge was granted by public deed dated April two, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eight thousand one hundred seventy-nine hyphen two thousand fourteen; /e/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, in its capacity as Creditor of the Loan Agreement, on nineteen thousand six million one hundred sixty-three thousand seven hundred twenty-four shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., included in the following instruments: instrument number ninety-nine thousand nine hundred and seventy-three representing two thousand four hundred thirty million shares; /ii/ instrument number one hundred thousand eight hundred fifty-four representing two thousand six hundred thirty-three million five hundred eighty-five thousand three hundred seventy-five shares; /iii/ instrument number ninety-five thousand two hundred seventy-six representing three thousand one hundred fifty-five million four hundred nineteen thousand eight hundred sixty-eight shares; /iv/ instrument number ninety-five thousand two hundred eighty-two representing two thousand four hundred seven million four hundred ninety-five thousand six hundred eighty-three shares; /v/ instrument number ninety-six thousand eight hundred eighty-two representing six hundred twenty-two million forty-eight thousand eight hundred sixteen shares; /vi/ instrument number ninety-nine thousand ‘two hundred seven representing five hundred thousand shares; /vii/ instrument number ninety-nine thousand two hundred twenty-three representing one hundred thirty-two million one hundred sixty-six thousand six hundred sixty-seven shares; /viii/ instrument number ninety-nine thousand four hundred sixty-two representing forty-five million eight hundred eighty-three thousand eight hundred ninety-two shares; /ix/ instrument number ninety-five thousand sixty representing two thousand seven hundred fifty-seven million nine hundred four thousand nine hundred eighty-one shares; /x/ instrument number ninety-five thousand one hundred forty-four representing one thousand one hundred fifty-one million one hundred fifty thousand two hundred fourteen shares; /xi/ instrument number ninety-six thousand five hundred ninety-four representing three thousand two hundred thirty-nine million six hundred ninety-nine thousand one

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia hundred four shares; /xii instrument number ninety-nine thousand four hundred eighty-seven representing twelve million eight hundred ninety-one thousand four hundred twenty-two shares; and /xiii/ instrument number ninety-nine thousand nine hundred forty-seven representing four hundred seventeen million four hundred seventeen thousand seven hundred two shares. This pledge was granted by public deed dated April two, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under the repertoire number eight thousand one hundred and eighty hyphen two thousand fourteen; /e/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, in its capacity as Creditor of the Loan Agreement, on thirty-one million four hundred seventy-five thousand three hundred seventy shares issued by Corpbanca, exclusively owned by Compañía Inmobiliaria y de Inversiones Saga SpA / formerly named Compañía Inmobiliaria y de Inversiones Saga Limitada, consisting of the following instruments: /i/ instrument number one hundred five thousand three hundred sixty-five representing seven hundred forty-four thousand seven hundred five shares; /ii/ instrument number one hundred five thousand three hundred seventy-seven representing thirty million shares; and /iii/ instrument number one hundred five thousand three hundred twenty-two representing seven hundred thirty thousand six hundred sixty-five shares. This pledge was granted by public deed dated April two, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under the repertoire number eight thousand one hundred and eighty-one hyphen two thousand fourteen; /f/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, in its capacity as Creditor of the Loan Agreement, over twenty-seven thousand two hundred ninety-six million five hundred eighty-four thousand six hundred ninety-six

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., consisting of the following instruments: /i/ instrument number one hundred three thousand three hundred four representing five thousand five hundred million shares; /ii/ instrument number one hundred three thousand three hundred ten representing four thousand five hundred million shares; /iii/ instrument number one hundred three thousand five hundred twenty-one representing four thousand one hundred ninety-four million five hundred eighty thousand one hundred thirty-two shares; /iv/ instrument number one hundred three thousand three hundred twenty-three representing one thousand one hundred thirty-one million three hundred thirty-six thousand four hundred six sections; /v/ instrument number one hundred three thousand three hundred twenty-four representing three thousand four hundred ten million three hundred forty thousand one hundred ninety-six shares; /vi/ title one hundred three thousand three hundred thirty-seven representing five thousand five hundred million shares; /vii/ instrument number one hundred four thousand three hundred twenty-one representing two thousand three hundred twenty-seven million two hundred thousand shares; and /viii/ instrument number one hundred five thousand three hundred eighty-four representing seven hundred thirty-three million one hundred twenty-seven thousand nine hundred sixty-two shares. This pledge was granted by public deed dated April twenty-two, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number nine thousand seven hundred thirty-seven hyphen thousand fourteen; /g/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, in its capacity as Creditor of the Loan Agreement, on four thousand eight hundred seventy-five million ninety-two thousand seven hundred thirty-three shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., consisting of the following instruments: /i/ instrument number one hundred five thousand eighty-nine

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia representing three thousand one hundred forty-one million seven hundred fifty-nine thousand four hundred shares; /ii/ instrument number one hundred five thousand ninety representing one thousand seven hundred thirty-three million three hundred thirty-three thousand three hundred thirty-three shares. This pledge was granted by public deed dated April twenty-four, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under the repertoire number nine thousand nine hundred and sixty-five hyphen two thousand fourteen; /h/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH in its capacity as Creditor of the Loan Agreement, on four thousand seven hundred sixty-six million eight hundred seventy-two thousand thirty-eight shares, included in the instrument number one hundred five thousand three hundred eighty-three, issued by the company Corpbanca, exclusively owned by Corp Group Banking S.A. This pledge was granted by public deed dated May six, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eleven thousand forty-eight, hyphen two thousand fourteen; /i/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of Banco Itaú Chile, as Guarantee Agent, for the benefit of the Creditor, on one thousand seven hundred and seventy-seven million one hundred forty-three thousand three hundred eighty-two of shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., included in instrument number one hundred five thousand one hundred forty-two. This pledge was granted by public deed dated June six, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number fourteen thousand one hundred and forty-four hyphen two thousand fourteen; /j/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

S.A. - NASSAU BRANCH, in its capacity as Creditor of the Loan Agreement, on one thousand nine hundred forty-four million eight hundred seventy-three thousand three hundred forty-seven shares issued by Corpbanca, exclusively owned by Compañía Inmobiliaria y de Inversiones Saga SpA / formerly Compañía Inmobiliaria y de Inversiones Saga Limitada, included in instrument number one hundred two thousand one hundred sixty-nine. This pledge was granted by public deed dated June twenty, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number fifteen thousand five hundred and seventeen, hyphen two thousand fourteen; /k/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH in its capacity as Creditor of the Loan Agreement on one thousand twenty-six million seven hundred three thousand six hundred and eighteen shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., included in the instrument number one hundred five thousand five hundred six, granted by public deed dated June twenty-six, two thousand fourteen. This pledge was granted at the Santiago Notary’s Office by Mr. Eduardo Avello Concha, under repertoire number sixteen thousand sixty-six hyphen two thousand fourteen; /l/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, in its capacity as Creditor of the Loan Agreement, over seven hundred and forty million shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., included in instrument number one hundred four thousand three hundred twenty-two, granted by public deed dated July twenty-five, two thousand fourteen. This pledge was granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number nineteen thousand one hundred sixty-one two thousand fourteen; /m/ Pledge on securities in favor of banks, according

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH in its capacity as Creditor of the Loan Agreement, on five thousand four hundred ninety-three million six hundred seventy-one thousand four hundred fifty-eight shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., consisting of the following instruments: /i/ instrument number ninety-five thousand and seventy representing two thousand nine hundred million shares; /ii/ instrument number ninety-five thousand two hundred eighty-one representing two thousand four hundred seven million four hundred ninety-five thousand six hundred eighty-four shares; and /iii/ instrument number ninety-nine thousand one hundred twenty-three representing one hundred eighty-six million one hundred seventy-five thousand seven hundred seventy-four shares. This pledge was granted by public deed dated August two, thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-two thousand three hundred twenty-two hyphen two thousand fourteen; /n/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH in its capacity as Creditor of the Loan Agreement, over three hundred million shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., included in instrument number one hundred five thousand five hundred fifty-nine. This pledge was granted by public deed dated September sixteen, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-four thousand seven hundred and ninety-two hyphen two thousand fourteen; /ñ/ Pledge on securities in favor of banks, according to Law number four thousand two hundred and eighty-seven, in favor of BANCO ITAÚ CHILE, as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH, in its capacity as Creditor of the Loan Agreement, on eleven thousand seven hundred fifty-six

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia million six hundred thousand eight hundred two shares issued by Corpbanca, exclusively owned by Corp Group Banking S.A., included in the instrument number one hundred five thousand one hundred fifty-one. This pledge was granted by public deed of the same date, granted at the Santiago Notary’s Office office of Mr. Eduardo Avello Concha, under repertoire number twenty-one thousand nine hundred fifty-eight hyphen two thousand fifteen; and /o/ Second-degree commercial pledge, in favor of BANCO ITAÚ CHILE as Guarantee Agent, for the benefit of ITAÚ UNIBANCO S.A. - NASSAU BRANCH in its capacity as Creditor of the Loan Agreement, on the Corpbanca Shares specified the previous letter. This second-degree pledge was granted by public deed of the same date, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-one thousand nine hundred fifty-eight hyphen two thousand fifteen. CLAUSE SEVEN: SUBSISTENCE OF THE GUARANTEES. /a/ Each of the Guarantors, hereby, duly represented in the manner indicated in the foreword, expressly certifies that each and every one of the Guarantees that have been granted - including those specified in this instrument-, and that shall be granted in the future, for the security of the obligations derived from the Loan Agreement and the other Loan Documents - including within them each of the instruments that document the Disbursements made under the Loan Agreement identified in this instrument-, remain in ful force. /b/ Likewise, the Creditor hereby, duly represented in the manner indicated in the foreword, ratifies the irrevocable commercial mandate granted to Itaú Chile to carry out all the acts, enter into all the agreements and sign all the instruments, public or private, that are necessary, including all the relevant deeds of rectification and/or clarification in order to obtain the due constitution and legal perfection of the Guarantees that have been granted - including those specified in this instrument-, and that are granted in the future, for the security of the obligations derived from the Loan Agreement and the other Loan Documents - including within them each one of the instruments that

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia document the Disbursements made under the Loan Agreement defined in this instrument - and whether they have been or are constituted in the name of the Creditor or in the name of Itaú Chile as Guarantee Agent, for the benefit and representation of the Creditor, especially, but not limited to, the receipt of the respective securities and contractual instruments, proceed to their custody, administration and the completion of the legal requirements applicable to each of them, as appropriate, as well as for the administration, foreclosure and execution of the Guarantees, and the delivery of the proceeds of their foreclosure to the Creditor, as needed, with each and every one of the powers set forth in item /Thirteen.Two/ of Clause Thirteen of the Loan Agreement, which, furthermore, are considered expressly reproduced herein. CLAUSE EIGHT: EXPENSES. All reasonable and documented expenses incurred due to or upon the preparation, celebration and granting of this instrument, as well as those expenses incurred as a result of its performance and execution, including notarial expenses, attorney’s fees and expenses external to the Creditor will be the sole responsibility of the Debtor. CLAUSE NINE: LEGAL SUCCESSORS AND ASSIGNEES. The provisions of this instrument shall be mandatory for, and shall inure to the benefit of the Parties and their respective legal successors and assignees. CLAUSE TEN: NAME OF THE CLAUSES. The names assigned by the Parties to the different provisions of this Agreement have been set forth only for reference and ease of reading, without affecting the meaning or scope that the Clause in its entirety may have different from that name. CLAUSE ELEVEN: LEGISLATION AND JURISDICTION. For all the effects applicable in relation to this instrument, the domicile is set in the city and commune of Santiago, and the parties submit themselves to the Competence and Jurisdiction of their Ordinary Courts of Justice. LEGAL STATUS. The legal statuses of the representatives of ITAÚ UNIBANCO S.A., NASSAU BRANCH are stated in an instrument dated July thrity-one, two thousand fifteen granted at this Notary’s Office. The legal statuses of the representatives of BANCO ITAÚ CHILE are stated in the public deed

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia dated April four, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Pedro Ricardo Reveco Hormazábal. The legal statuses of the representative of INVERSIONES CORPGROUP INTERHOLD LIMITADA is stated in the public deed dated May twenty-nine, two thousand twelve, granted at the Santiago Notary’s Office of José Musalem Saffie. The legal statuses of the representatives of COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SPA are stated in the public deed dated March twelve, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. José Musalem Saffie. The legal statuses of the representatives of CORP GROUP BANKING S.A. are stated in the public deed dated March fourteen, two thousand fourteen, granted at the Santiago Notary’s Office of José Musalem Saffie. The legal statuses of the representatives of CORP GROUP FINANCIAL S.A. are stated in the public deed dated April thirty, two hundred twelve, granted at the Santiago Notary’s Office of Mr. José Musalem Saffie. The legal statuses previously indicated are not inserted because they are known to the parties and to the authorizing Notary Public. Upon receipt and after reading the instrument herein, the parties appearing before me have signed it. A copy of the instrument has been rendered to the parties. This deed has been annotated in the Repertoire of Public Instruments, with this same date. I certify.-

/s/ Christian Eduard Tauber Domínguez	/s/ Carlos Manuel Irarrázabal Cruzat
Christian Eduard Tauber Domínguez	Carlos Manuel Irarrázabal Cruzat

By proxy BANCO ITAÚ CHILE

By proxy ITAÚ UNIBANCO S.A - NASSAU BRANCH

/s/ María Pilar Daño Beitía Estades
María Pilar Daño Beitía Estades

By proxy INVERSIONES CORPGROUP INTERHOLD LIMITADA

By proxy COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SPA

By proxy CORP GROUP BANKING S.A.

By proxy CORP GROUP FINANCIAL S.A.

26

Attachment l: Information for Limit of Indebtedness

Date

USD Value Observed

UF Value

Value acc Emp 1

Value acc Emp 2

Value acc Emp 3

Debtor	Creditor	Maturity Date	Financing Currency	Debt in Original Currency	Debt in USD
Debtor 1	Bank 1
Debtor 1	Bank 1
TOTAL

#	Guarantor	Type of Guarantee	No. Shares	Value of Guarantee	Limit of Guarantee	Value Limited Guarantee (USD)	Endorsement	Limit of Endorsement	Value Limited Endorsement (USD)	Amount of Guaranteed Obligation (Original Currency) (*)	Amount of Guaranteed Obligation (USD)	Instrument (**)
1	Guarantor 1	Acc Emp 1	No. Acc Emp 1		Yes / No		Yes / No	Yes / No
2	Guarantor 2	Acc Emp 2	No. Acc Emp 2		Yes / No		Yes / No	Yes / No
3	Guarantor 3	Acc Emp 3	No. Acc Emp 3		Yes / No		Yes / No	Yes / No
4	Guarantor 1	Acc Emp 1	No. Acc Emp 1		Yes / No		Yes / No	Yes / No
5	Guarantor 2	Endorsement	N/A		Yes / No		Yes / No	Yes / No
6	Guarantor 3	Other	N/A		Yes / No		Yes / No	Yes / No

Financial Debt for Limit
TOTAL

(*)

It is necessary to indicate the amount of the guaranteed obligation. In case the amount of the guaranteed obligation does not coincide with the principal of the obligation, since the guarantee is limited to a certain percentage of the principal obligation, it must be indicated where said limitation appears.

(••)	A copy of the instrument containing the guarantee must be attached.

Limits of guarantee

(1)	Explanation of the limitation / preference

(2)	Explanation of the limitation / preference

(3)	Explanation of the limitation / preference

(4)	Explanation of the limitation / preference

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(5) Explanation of the limitation / preference

(6) Explanation of the limitation / preference

1. In the case of direct debts of entities that are not members of Grupo CorpGroup, but that are guaranteed by entities that are members of Grupo CorpGroup, the following will be considered for the measurement of the Limit of Indebtedness:

a. If such debts are secured with personal sureties from an entity member of Grupo CorpGroup, 100% of the amount guaranteed with said surety will be considered, regardless of whether such debts are also guaranteed with collateral.

b. If the debts indicated in letter a. above are secured with a personal guarantee limited to an amount less than the amount of the debt they guarantee and such debt is also guaranteed with collateral on assets owned by an entity member of Grupo CorpGroup, the value guaranteed by such collateral -according to the definitions of the terms indicated below-will also be considered as Financial Debt, however, the limit of the amount of the aforementioned personal guarantee shall expressly correspond to the foreclosure value of the collateral given as security, considering in the latter case only the amount guaranteed by the respective collateral, according to the terms indicated below.

c. In case such debts are not secured by a personal guarantee from an entity member of Grupo CorpGroup, but if they are secured by collateral on an asset owned by an entity member of Grupo CorpGroup, the following rules will apply:

I. If the value of the secured debt is higher than the value of the collateral constituted, then the Financial Debt to be considered will correspond to the value of the asset pledged as collateral according to its “fair market value”, according to the definition of this concept below.

II. If the debt secured with said collateral is less than the “fair market value” of the respective collateral, then the Financial Debt to be considered will consist of the value of the guaranteed debt.

d. In case the debts indicated in letter c. above are also secured by other collaterals granted by entities that are not members of Grupo CorpGroup (hereinafter “Third Party Guarantees”), the “fair market value” of the Third Party Guarantees will be discounted from the value of the Financial Debt only if in the documentation pursuant to which the collateral have been constituted in relation to assets owned by an entity member of Grupo CorpGroup, an order of priority is expressly set forth in such a way that the proceeds from foreclosure of the collateral that guarantees the relevant debt must be first assigned to the Third Party Guarantees and then to the guarantees granted by entities of Grupo CorpGroup.

For the purposes of the aforementioned, “fair market value” will be understood as:

(I) the weighted average price of the last 10 trading business days, in the case of shares or securities traded at stock exchange;

(II) the book value according to the latest annual or semi-annual financial statements as indicated below, delivered to the Creditor, in the case of shares or securities not traded at stock exchange. For these purposes, audited annual financial statements of the relevant company must be delivered to the Creditor as of December 31 of each business year and they will be valid for up to 75 calendar days after June 30 of the following business year. On the other hand, semi-annual financial statements may also be delivered as of June 30 of each business year, which will be valid until 120 days after December 31 of said business year as long as: (I) they are audited semi-annual financial statements or, (II) in the case of unaudited semi-annual financial statements that do not present changes of relevant criteria with the last annual financial statements audited as of December 31 of the previous business year than that when they have been delivered to the Creditor with respect to the same company. In the event that the corresponding annual or semi-annual financial statements are not delivered to the Creditor -audited or not as indicated above-, the book value to be considered as “fair market value” will be equal to zero;

(III) the valuation carried out by third parties of recognized prestige, for another class of goods or assets. In the latter case, this valuation must be to the satisfaction of the Creditor, and may be rejected only with reasonable cause;

(IV) the quotas of a FIP “private investment fund” will be valued according to the numbers (i) or (ii) indicated above, as appropriate.

2. In the case of Financial derivative products, such as Cross Currency Swap or Call Spreads, the Morked to Market (“MtM”) value of the position will be taken (including amounts pending payment) only if said value corresponds to a liability for the respective entity of Grupo CorpGroup, except for financial derivative products that are matched with the underlying Financial Debt and with mandatory settlement (partially or totally) as a result of the prepayment (partial or total) of the Financial Debt they cover, in which case the MtM will be taken whether it is positive or negative for the respective CorpGroup entity.

3. Options in shareholders’ agreements that may generate a liability for any entity member of Grupo CorpGroup will not be considered as Financial Debt as long as they correspond to “European Type” options, whose earliest execution date is at least one year after the expiration of the Loan Agreement.

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ATTACHMENT “L”

VALUATION AND COVERAGE RATIO

Corpbanca Shares Valuation:

The Parties declare that the value of each of the Corpbanca Shares that guarantee the Obligations will consider for this purpose the “Market Value” thereof, according to the definition of this term presented below. For the purposes of this definition, the “Market Value” of the pledged shares will be considered as the weighted average value per volume traded of the last ten trading days that said shares have on the Santiago Stock Exchange on the date of determination.

“Total Value of Corpbanca Shares in guarantee” will correspond to the value resulting from multiplying the “Market Value” by the number of Corpbanca Shares in guarantee of the Loan.

Itaú Nassau may review at any time during the term of the Credit the “Market Value” of the Corpbanca Shares.

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CorpBankinq Shares Valuation:

The Parties declare that the value of each of the CorpBanking Shares that guarantee the Obligations will consider the “CorpBanking Fair Market Value” thereof, as this term is defined below.

For the purposes of this definition, “Total CorpBanking Fair Market Value” shall be considered as the amount that results from adding the following:

(i)	the “Market Value” of the total Corpbanca Shares owned by CorpBanking, plus

(ii)

the book value of investment assets (for the free portion of all types of direct or indirect encumbrance, except for those investment assets that have been delivered as collateral for debt included in (iv) below), less

(iii)	CorpBanking’s net financial debt, less

(iv)	the debt of third parties that is guaranteed with shares issued by Corpbanca owned by CorpBanking (excluding this Loan) or with any asset owned by CorpBanking, less

(v)	the debt of third parties that is guaranteed by CorpBanking, less

(vi)	the “Market Value” of the Corpbanca Shares owned by CorpBanking and which have been delivered as collateral for the Loan.

The value of the points indicated in (ii), (iii), (iv) and (v) will be obtained from the latest annual audited financial statements of CorpBanking. In the event that the Debtor has not delivered said financial statements within the term set forth in the Agreement, the “Total Value of CorpBanking Shares in guarantee” will be zero.

In turn, the “CorpBanking Fair Market Value” of each of the CorpBanking Shares will be determined by dividing: /a/ the “CorpBanking Total Fair MarketValue” by /b/ the total number of CorpBanking Shares.

“Total Value of CorpBanking Shares in guarantee” will correspond to the value resulting from multiplying the “CorpBanking Fair Market Value” by the number of CorpBanking Shares in guarantee of the Loan.

Itaú Nassau may review the “CorpBanking Fair Marekt Value” at any time during the term of the Loan.

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Saga Shares Valuation:

The Parties declare that the value of each of the Saga Shares that guarantee the Obligations will consider the “Saga Fair Market Value” thereof, as this term is defined below.

For the purposes of this definition, “Total Saga Fair Market Value” shall be considered as the amount that results from adding the following:

(i)	the “Market Value” of the Corpabanca Shares owned by Saga, plus

(I)

the book value of investment assets (for the free portion of all types of direct or indirect encumbrance, except for those investment assets that have been delivered as collateral for debt included in (iv) below), less

(iii)	Saga’s net financial debt, less

(iv)	the debt of third parties that is guaranteed with shares issued by Corpbanca owned by Saga (excluding this Loan) or with any asset owned by Saga, less

(v)	the debt of third parties that is guaranteed by Saga, less

(vi)	the “Market Value” of the Corpbanca Shares owned by Saga and which have been delivered as collateral for the Loan.

The value of the points indicated in (i), (iii), (iv) and (v) will be obtained from the latest annual audited financial statements of Saga. In the event that the Debtor has not delivered said financial statements within the term set forth in the Agreement, the “Total Value of Saga Shares in guarantee” will be zero.

In turn, the “Saga Fair Market Value” of each of the Saga Shares will be determined by dividing: /a/ the “Saga Total Fair MarketValue” by /b/ the total number of Saga Shares.

“Total Value of Saga Shares in guarantee” will correspond to the value resulting from multiplying the “Saga Fair Market Value” by the number of Saga Shares in guarantee of the Loan.

Itaú Nassau may review the “Saga Fair Market Value” at any time during the term of the Loan.

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Guarantee Coverage Ratio

1) Period between the Closing Date and the date on which the guarantees indicated in item eight of letter /r/ of Clause Tent are constituted

The “Guarantee Coverage Ratio” will correspond to the value resulting from dividing /a/ by /b/, where /a/ is the result of adding:

(i)	Total Value of Corpbanca Shares in guarantee divided by the observed exchange rate on the measurement date, plus

(ii)	Total Value of CorpBanking Shares in guarantee, divided by the observed exchange rate on the measurement date, plus

(iii)	Total Value of Saga Shares in guarantee divided by the observed exchange rate on the measurement date and where /b/ is the result of adding

(i)	Unpaid Credit Balance, less

(ii)	the amount disbursed that is invested in one or more time deposits in the Agent Bank and endorsed in favor of the Guarantee Agent for the benefit of the Creditor.

Coverage ratio explained only by exchange rate variation

For the purposes of the letter /s/ of Clause Ten of the Loan, it will be understood the fulfillment of: “the “Guarantee Coverage Ratio”may be less than one point two times and never less than once if said decrease is explained solely by the change in exchange rate” only if the following two conditions are met simultaneously:

/a/ the “Guarantee Coverage Ratio” is greater than one point zero times, and

/b/ the result of multiplying (i) the “Guarantee Coverage Ratio” by (ii) the observed exchange rate on the measurement date, and said result divided by (iii) the observed exchange rate of the Closing Date / corresponding to 547.07 pesos/, is greater than one point two zero times.

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2) Period between the date on which the guarantees indicated in item eight of letter /r/ of Clause Ten are constituted and until the expiration of the Loan

The “Guarantee Coverage Ratio” will correspond to the value resulting from dividing /a/ by /b/, with /a/ being the Total Value of Corpbanca Shares in guarantee divided by the exchange rate observed on the measurement date, and where /b/ is the result of adding

(i)	Unpaid Loan Balance, less

(ii)	the disbursed amount that is invested in one or more time deposits in the Agent Bank and endorsed in favor of the Guarantee Agent for the benefit of the Creditor.

33

Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

OT: 951719	Rep: 14760-2016

AMENDMENT

OF FINANCING AGREEMENT

ITAÚ UNIBANCO S.A., NASSAU BRANCH

AND

CORPGROUP INTERHOLD SpA

In Santiago de Chile, on May sixteen of the year two thousand sixteen, before me, EDUARDO AVELLO CONCHA, Notary Public Responsible for the Twenty-Seventh Santiago’s Notary Office, with office at calle Orrego Luco número cero ciento cincuenta y tres, Providencia, there have appeared: /One/ Messrs. Christian Eduard Tauber Domínguez, Chilean, married, commercial engineer, national identity card number seven million seven hundred forty thousand nine hundred forty hyphen eight, and Carlos Manuel Irarrázaval Cruzat, Chilean, married, commercial engineer, national identity card identity number eleven million four hundred seventy-two thousand four hundred eighty-seven hyphen four both representing, as it shall be certified, ITAÚ UNIBANCO S.A.- NASSAU BRANCH formerly known as BANCO ITAÚ BBA S.A., NASSAU BRANCH, a joint-stock company operating with banking services, incorporated and existing under the laws of the Bahamas, domiciled in Nassau, Bahamas, treinta y uno B, Annex Building – second Floor, East Bay Street, P.O. Box N-tres nueve cero, hereinafter indistinctly as “Itaú Nassau” and/or the “Creditor”, all domiciled, for the purposes hereof, at Avenida Apoquindo número tres mil

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia cuatrocientos cincuenta y siete, comuna de Las Condes, Santiago. /Two/ Mrs. María Pilar Dañobeitía Estades, Chilean, single, auditor accountant, national identity card number eight million six hundred sixty-eight one thousand one hundred ninety-five hyphen one, representing, as it shall be certified, CORPGROUP INTERHOLD SpA, formerly known as INVERSIONES CORPGROUP INTERHOLD LIMITADA, a limited liability company, unique tax enrollment ninety-six million seven hundred fifty-eight thousand eight hundred thirty hyphen k, both domiciled at calle Rosario Norte número seiscientos sesenta, piso veintidós, comuna de Las Condes, hereinafter referred to as “Interhold” and/or the “Debtor”. /Three/ Messrs. Christian Eduard Tauber Domínguez and Carlos Manuel Irarrázaval Cruzat, both already identified and representing, as it shall be certified, ITAÚ CORPBANCA, the legal successor of BANCO ITAÚ CHILE, a joint-stock company operating with banking services, incorporated and existing under the Chilean laws, unique tax enrollment number ninety-seven million twenty-three thousand hyphen nine, all domiciled, for the purposes hereof, at in this city, at calle Rosario Norte número seiscientos sesenta, comuna de Las Condes, Santiago, hereinafter “Itaú Corpbanca”; /Four/ Mrs. María Pilar Dañobeitía Estades, already identified, representing, as it will be certified, COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SPA, formerly named COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA LIMITADA, a limited liability company, operating with investment services, unique tax enrollment number eighty-eight million two hundred two thousand six hundred hyphen zero, both domiciled at calle Rosario Norte número seiscientos sesenta, piso veintidós, comuna de Las Condes, Santiago, hereinafter referred to indistinctly as “Saga”; /Five/ Mrs. María Pilar Dañobeitía Estades, already identified, representing, as it will be certified, CORP GROUP BANKING S.A., a privately held joint-stock company, operating investment business, unique tax enrollment number ninety-six million eight hundred fifty-eight nine hundred hyphen eight, both domiciled at calle Rosario Norte número

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia seiscientos sesenta, piso veintidós, comuna de Las Condes, Santiago, hereinafter referred to indistinctly as “CorpBanking” and together with Saga, also known as “Guarantors”; and /Six/ Mrs. María Pilar Dañobeitía Estades, already identified, representing, as it will be certified, CORP GROUP FINANCIAL S.A., a privately held joint-stock company, operating investment business, unique tax enrollment number seventy-six million seventy-one thousand nine hundred thirty-one hyphen three, both domiciled at calle Rosario Norte número seiscientos sesenta piso veintidós, Comuna de Las Condes, Santiago, hereinafter indistinctly as “CorpFinancial”; and together with the Creditor, the Agent Bank, the Debtor and the Guarantors, hereinafter referred to as the “Parties”; the parties who came to my presence, of legal age, who proved their identity with their above indicated identity cards, and who state that, duly entitled to do so, they have agreed to enter into this amendment agreement to the loan agreement and termination of facility subscribed among the Parties, hereinafter the “Amendment Agreement”, under the terms and conditions set forth in this instrument: CLAUSE ONE: PRECEDENTS /One.One/ Loan Agreement. By public deed dated January twenty-nine, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number two thousand four hundred sixty-one/two thousand fourteen, amended by the public deed dated August five, two thousand fifteen under repertoire number twenty-one thousand, nine hundred sixty-one, both granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, Itaú Nassau and the Debtor entered into a financing agreement, hereinafter the “Loan Agreement”, under which, and subject to the conditions set forth therein, the Creditor undertook to grant the Debtor financing for the amount of up to twelve hundred million Dollars, through the granting of loans and/or through the purchase of loans, under the terms and conditions set forth in the Loan Agreement and its amendments , in order to allow the Debtor, and the business group to which the Debtor belongs, to refinance the Debtor’s financial liabilities and those

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia of the business group to which it belongs. /b/ The loans granted under the Loan Agreement are documented in the following promissory notes and instruments, hereinafter, and together with the promissory notes identified in letter /b/ of item /One.One/ above, the “Promissory Notes”: /i/ Obligation promissory note number AGE seven zero five two three four, for the amount of fifteen million six hundred fifty-four thousand nine hundred seventy-nine point ninety-five Dollars for capital, subscribed by the Debtor in favor of the Creditor on March twenty-five, two thousand fourteen; /ii/ Obligation promissory note number AGE seven one one three four four, for the amount of five hundred thousand Unidades de Fomento for capital, subscribed by the Debtor on April eight, two thousand ten originally to the order of Parinacota Fondo de Inversión Privado and endorsed in ownership in favor of the Creditor on March thirty-one, two thousand fourteen, having been translated on the same date into Dollars for the amount of twenty-one million four hundred sixty thousand eight hundred eighty-one point eighty-two Dollars, for capital. /iii/ Obligation promissory note number AGE seven one one five three two for the amount of two hundred seven million seven hundred forty-three thousand one hundred forty-eight point eighty Dollars for capital, subscribed by the Debtor in favor of the Creditor on April two, two thousand fourteen. /v/ Obligation promissory note number AGE seven one eight two six eight, for the amount of forty million six hundred seventeen thousand three hundred seventy-four point twenty-five Dollars for capital, signed by the Debtor in favor of the Creditor on April twenty-four, two thousand fourteen. /vi/ Acknowledgment of debt in the amount of seventy million Dollars for capital, executed by the Debtor and the Creditor by public deed dated May six, two thousand fourteen granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eleven thousand forty-seven hyphen two thousand fourteen. /vii/ Obligation promissory note number AGE seven three three zero one zero, for the amount of sixteen million one hundred fourteen thousand one hundred eighty-three point zero nine Dollars for capital, subscribed by the Debtor in

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia favor of the Creditor on June six, two thousand fourteen. /viii/ Obligation promissory note number AGE seven three eight five nine six, for the amount of twenty-seven million seven hundred seventy and one thousand forty-four point twenty Dollars for capital, subscribed by the Debtor in favor of the Creditor on June twenty, two thousand fourteen. /ix/ Obligation promissory note number AGE seven four zero three one four, for the amount of nine million five hundred fifty-one thousand three hundred ninety-four point thirty-nine Dollars for capital, subscribed by the Debtor in favor of the Creditor on June twenty-six, two thousand fourteen. /x/ Obligation promissory note number AGE seven four eight eight eight six, for the amount of six million twenty-nine thousand nine hundred thirty-five point seventy-two Dollars for capital, subscribed by the Debtor in favor of the Creditor on July twenty-five, two thousand fourteen. /xi/ Obligation promissory note number AGE seven six two eight five six, for the amount of fifty-five million nine hundred twenty-two thousand seven hundred twenty-four point ninety-six Dollars for capital, subscribed by the Debtor in favor of the Creditor on August twenty-six, twelve thousand fourteen. /xii/ Obligation promissory note number AGE seven seven zero three two four, for the amount of ten million one hundred ninety-one thousand seven hundred eighty point seventy-one Dollars for capital, subscribed by the Debtor in favor of the Creditor on September twelve, two thousand fourteen. /xiii/ Obligation promissory note number AGE eight six five five seven two, for the amount of thirty million five hundred sixty-two thousand seven hundred eighty-five point seventy-eight Dollars for capital, subscribed by the Debtor in favor of the Creditor on this date. /c/ By public deed dated August five, two thousand fifteen, granted at this same Notary’s Office under the repertoire number twenty-one thousand nine hundred fifty-nine hyphen two thousand fifteen, hereinafter the “Amendment Agreement”, the parties of the Loan Agreement have agreed to amend some obligations and provisions contained in the Loan Agreement, and they put an end by common agreement to the availability of the credit facility established

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia therein, with the Debtor waiving to request new Disbursements from the Creditor. /One.Two/ Itaú Corpbanca as Agent Bank. /a/ In accordance with the provisions of Clause Fourteen of the Loan Agreement, Banco Itaú Chile, whose legal successor is ITAÚ CORPBANCA, was appointed to act as Agent Bank of the Loan Agreement and of the Loan, in order to send and inform the Creditor of all communications received from the Debtor, as well as the payments to be made by the Debtor to the Creditor, which should be made through the Agent Bank, as established in Clause Eight of the Loan Agreement. /b/ The Parties hereby state that by Extraordinary Shareholders’ Meetings of Corpbanca and Banco Itaú Chile, held on June twenty-six and thirty of the year two thousand fifteen, respectively, which minutes were translated into public deed on July nine of the year two thousand fifteen at the Santiago Notary’s Office of Mr. José Musalem Saffie, that of Corpbanca, and on June thirty of the year two thousand fifteen at the Santiago Notary’s Office of Mr. René Benavente Cash , that of Banco Itaú Chile, agreed to the merger by absorption of Banco Itaú Chile by Corpbanca, resulting in the early dissolution of Banco Itaú Chile. The corporate name of the merged bank will be ITAÚ CORPBANCA, incorporating all the assets, liabilities and equity of the former to the latter, according to Article forty-nine number eleven of the General Banking Law. /One.Three/ Definitions. For purposes of clarity, it is hereby expressly stated that all the terms indicated in capital letters that do not have a different special definition indicated herein will have the meaning assigned to them in the Loan Agreement. /One. Four/ Object of the Amendment. The parties have agreed that as of this date they shall terminate the role of Agent Bank, and therefore all communications made under the Loan Agreement and the other Loan Documents, as of this date between the Debtor and the Creditor will be made directly between said parties. Likewise, the payments that the Debtor must make to the Creditor through the Agent Bank, as of this date, must be made directly by the Debtor to the Creditor. CLAUSE TWO: AMENDMENTS TO THE LOAN

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

AGREEMENT. By the instrument herein, the Parties, each of them acting duly represented in the manner indicated in the foreword hereof, agree to amend the following provisions of the Loan Agreement as of this date: /Two.One/ Amendment of Definitions. /a/ From this date, the definition of “Agent Bank” established in the Clause Two of the Loan Agreement becomes void of effect; /b/ In the definition of “LIBO Rate”, the mention of “Agent Bank” is replaced by “Creditor”, so that the latter will be given the definition of benchmark banks. /Two.Two/ Amendment of Clause Three: Contracting of Loan. As of this date, all the mentions made to the Agent Bank /Two.Three/ Amendment of number /v/ of item /Three.Five/ of Clause Three: Interest Capitalization. The number /v/ of item /Three.Five/ of Clause Five is replaced by the following: “/v/ That on the date for which the capitalization is intended, the Debtor pays the Stamp Tax in force on that date due to the amount of interest to be capitalized, and that such circumstance has been credited to Itaú Nassau to its full satisfaction; and” /Two.Four/ Amendments to Clause Six: Advance Loan Payments. /a/ Letter /a/ of item /Six.One/ of Clause Six is replaced by the following: “/a/ It must previously notify the Creditor in writing of its intention to make a Voluntary Advance Payment, with at least ten Banking Business Days in advance of the proposed date for said payment, indicating the amount to be paid, as set forth in this Clause;”; /b/ Letter /a/ of item /Six.Two/ of Clause Six is replaced by the following: “/a/ From the first Distribution made charging the results of the commercial year two thousand sixteen and thereafter, one hundred percent of the amount received as a Distribution in relation to the shares delivered in Guarantee of the Loan / applying the imputation rules informed in item /Eight.Two/ of the Clause of the Agreement herein/, must be used in its entirety to make a Mandatory Advance Payment of the Loan. The Mandatory Advance Payment indicated in this letter must be made on the same date as the Distribution that motivates it. The Parties herein state that the Guarantee Agent is empowered by the grantors of the pledges on stocks delivered in Guarantee

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia of the Loan and by the Creditor itself to pay, with the proceeds of the Distributions, whatever should be charged by it as pledge creditor of the Guarantee Agent representing the Creditor, and the Guarantee Agent shall make this Mandatory Advance Payment in the total amount received as Distribution on the same date when the Distribution is made.”/c/ The Parties hereby state that the obligations and liabilities of the Guarantee Agent for performance and compliance with the power of attorney referred to in the amendment made in letter /b/ above are stated in the document named Guarantee Agency Agreement subscribed on the same date of this amendment deed, and at this same Notary’s Office, under repertoire number fourteen thousand six hundred sixty-one. /Two.Five/ Replacement of item /Eight.One/ and /Eight.Four/ of Clause Eight: General provisions on payments. /a/ Item / Eight.One/ of Clause Eight is replaced by the following: “CLAUSE EIGHT: GENERAL PROVISIONS ON PAYMENTS./Eight.One/Form of Payment. /a/ The Debtor undertakes to pay the Creditor the obligations assumed pursuant to this Agreement and the Promissory Notes, on the due dates and/or payment dates agreed upon and such payments will be made to the Creditor directly to the Creditor. /b/ The Debtor will make the respective payment to the Creditor on the maturity date or respective payment, to the account that it has indicated, through electronic transfers with immediate availability of funds. The cost of these transfers will be borne by the Debtor and must be made no later than two o’clock p.m., Chilean time of the respective maturity date or payment date, with funds available on the same day and time of the respective transfer, or otherwise with immediately available funds. /c/ Any amount disbursed that is paid in advance or on the maturity date cannot be disbursed again by the Debtor.” /b/ Item /Eight.Four/ of Clause Eight is replaced by the following: “/Eight.Four/Overpayments. In the event that the Debtor has made any overpayment to the Creditor, the Creditor must make the excess available to the Debtor as soon as possible.” /Two.Six/ Amendment of the Performance Obligations. /i/ letter /c/ of Clause Ten of the Loan

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Agreement is replaced by the following: “/c/ Together with the delivery of the annual and semi-annual information indicated in the previous letters, the Debtor undertakes to deliver to the Creditor a certificate signed by the general manager or whoever acts as such, giving an account of compliance with the Obligations of the Debtor in the semester or year immediately precedent, as the case may be.” /ii/ The sentence “through the Agent Bank” is eliminated in letters /i/ and /j/ of Clause Ten of the Loan Agreement. /Two.Seven/ Amendment of Events of Default. /a/ The sentence “or the Agent Bank” is eliminated from letter /n/ of item /Twelve.One/ of Clause Twelve of the Loan Agreement. /Two.Eight/ Amendment of Clause Thirteenth: Guarantee Agency. Letter /h/ of item /Thirteen.Five/ of Clause Thirteen of the Loan Agreement is eliminated. /Two.Nine/ Elimination of Clause Fourteen: Agent Bank. As of this date, Clause Fourteen of the Loan Agreement, which contains the designation of the Agent Bank, becomes completely void of effect. /Two.Ten/ Amendment of Clause Twenty: Notifications, Communications. The mention made in this Clause Twenty to the “Agent Bank” is replaced by “the Creditor”. CLAUSE THREE: RELEASE AND DISCHARGE. The Creditor, the Debtor and Itaú Corpbanca, the latter acting as the legal successor of Banco Itaú Chile, hereby reciprocally grant one another the broadest, comprehensive, complete and reciprocal release and discharge towards each and every one of the obligations undertaken by them upon appointment of Banco Itaú Chile as Agent Bank in the Loan Agreement, and which have been hereby terminated by common agreement, further declaring that there are no pending obligations among them derived from the functions of the Agent Bank. CLAUSE FOUR: SUBSISTENCE OF THE PROVISIONS OF THE LOAN AGREEMENT AND LOAN DOCUMENTS. /a/ In consideration of the amendments contained in this instrument, the Parties expressly agree that, as of this date, any other provision referring to the Bank Agent in the Loan Agreement, other than those indicated in this instrument, or in any of the other Loan Documents, must be understood as

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having been made to the Creditor. /b/ The Parties hereby expressly state that in everything that has not been modified in this agreement, the provisions indicated in the Loan Agreement and in the other Loan Documents, and their subsequent amendments shall prevail, which are fully in force, and are considered expressly reproduced herein. CLAUSE FIVE: DECLARATION: The Parties, duly represented in the manner indicated by the foreword hereof, declare that on this same date and at this same Notary’s Office they have signed a separate instrument referring to the guarantee agency agreement whereby they appoint TMF Chile Asesorías Empresariales Limitada as the new guarantee agent, with all the functions and powers indicated in that instrument. CLAUSE SIX: SUBSISTENCE OF THE GUARANTEES. The Debtor and the Guarantors, duly represented in the manner indicated in the foreword hereof, hereby expressly state that each and every one of the Guarantees that have been granted, and that shall be granted in the future, for the security of the obligations derived from the Loan Agreement and from the other Loan Documents – including, among them, each of the instruments that document the Disbursements made under the Loan Agreement, remain in full force. CLAUSE SEVEN: EXPENSES. All the reasonable and documented expenses incurred due to or on the occasion of the preparation, celebration and granting of the instrument herein, as well as those expenses incurred as a result of the fulfillment and execution hereof, including the notarial expenses, external attorneys’ fees and expenses of the Creditor. CLAUSE EIGHT: LEGAL SUCCESSORS AND ASSIGNEES. The provisions of this instrument shall be mandatory for, and shall inure to the benefit of, the Parties and their respective legal successors and assignees. CLAUSE NINE: NAME OF THE CLAUSES. The names assigned by the Parties to the different provisions of this Agreement have been established only for reference and ease of reading, without affecting the meaning or scope that the Clause in its entirety may have different from that name. CLAUSE TEN: LEGISLATION AND JURISDICTION. For all the effects that

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia may arise in relation to this instrument, the domicile is established in the city and commune of Santiago, and the Parties submit to the Competence and Jurisdiction of their Ordinary Courts of Justice. LEGAL STATUS. The legal statuses of the representatives of ITAÚ UNIBANCO S.A., NASSAU BRANCH are stated in an instrument dated July thirty-one, two thousand fifteen at this Notary’s Office. The legal statuses of the representatives of ITAÚ CORPBANCA are stated in the public deed dated March twenty-eight, two thousand sixteen, granted at the Santiago Notary’s Office of Mr. René Benavente Cash. The legal status of the representative of CORPGROUP INTERHOLD SpA is stated in a public deed dated May twenty-nine, two thousand twelve, granted at the Santiago Notary’s Office of José Musalem Saffie. The legal statuses of the representatives of COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SPA are stated in the public deed dated March twelve, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. José Musalem Saffie. The legal statuses of the representatives of CORP GROUP BANKING S.A. are stated in the public deed dated March fourteen, two thousand fourteen, granted at the Santiago Notary’s Office of José Musalem Saffie. The legal statuses of the representatives of CORP GROUP FINANCIAL S.A. are stated in the public deed dated April thirty, two hundred twelve, granted at the Santiago Notary’s Office of Mr. José Musalem Saffie. The legal statuses previously indicated are not inserted because they are known to the parties and to the authorizing Notary Public. Upon receipt and after reading the instrument herein, the parties appearing before me have signed it. A copy of the instrument has been rendered to the parties. This deed has been annotated in the Repertoire of Public Instruments, with this same date. I certify.-

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Eduardo Avello Concha Notary Public Orrego Luco 0153 - Phone: 3342213 carolina@notaria-avello.cl Providencia

/s/ Christian Eduard Tauber Domínguez	/s/ Carlos Manuel Irarrázabal Cruzat
Christian Eduard Tauber Domínguez	Carlos Manuel Irarrázabal Cruzat

By proxy ITAÚ UNI BANCO S.A - NASSAU BRANCH

By proxy ITAÚ CORPBANCA

/s/ María Pilar Daño Beitía Estades
María Pilar Daño Beitía Estades

By proxy CORPGROUP INTERHOLD SpA

By proxy COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SPA

By proxy CORP GROUP BANKING S.A.

By proxy CORP GROUP FINANCIAL S.A.

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Notary’s Office Eduardo Avello Concha Orrego Luco 0153, Providencia Phones: 3342213 - 2317183 Att. Carolina Molina

OT: 1419829	Rep.: 8357- 2019

THIRD AMENDMENT OF FINANCING AGREEMENT

ITAÚ UNIBANCO S.A., NASSAU BRANCH

AND

CORPGROUP INTERHOLD SpA

In Santiago de Chile, on April fifteen, two thousand nineteen, before me, MARGARITA MORENO ZAMORANO, lawyer, Notary Public, Substitute to the Official of the Twenty-Seventh Santiago Notary’s Office, Mr. EDUARDO AVELLO CONCHA, according to the Judicial Order already registered at the end of the public records of the month of March of the current year under number four hundred sixteen, with office at calle Orrego Luco número cero ciento cincuenta y tres, Providencia, Metropolitan Region there have appeared: /One/ Mr. RAÚL EDUARDO MARSHALL JULLIAN, Chilean, married, lawyer, identity card number twelve million six hundred twenty-eight thousand three hundred five hyphen nine, representing, as it shall be certified, ITAÚ UNIBANCO S.A.- NASSAU BRANCH formerly known as BANCO ITAÚ BBA S.A., NASSAU BRANCH, a joint-stock company operating with banking services, incorporated and existing under the laws of the Bahamas, all domiciled, for

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Notary’s Office Eduardo Avello Concha Orrego Luco 0153, Providencia Phones: 3342213 - 2317183 Att. Carolina Molina

the purposes hereof, at Avenida Apoquindo número tres mil cuatrocientos cincuenta y siete, comuna de Las Condes, Santiago, hereinafter as “Itaú Nassau” and/or the “Creditor”; /Two/ Mrs. María Pilar Dañobeitía Estades, Chilean, single, auditor accountant, national identity card number eight million six hundred sixty-eight one thousand one hundred ninety-five hyphen one, representing, as it shall be certified, CORPGROUP INTERHOLD SpA, formerly known as INVERSIONES CORPGROUP INTERHOLD LIMITADA, a joint-stock company, unique tax enrollment ninety-six million seven hundred fifty-eight thousand eight hundred thirty hyphen k, both domiciled at calle Rosario Norte número seiscientos sesenta, piso veintitrés, comuna de Las Condes, hereinafter referred to as “Interhold” and/or the “Debtor”. /Three/ Mr. Fernando Enrique Rivera Bustos, Chilean, married, civil engineer, identity card number seven million fifty-two thousand three hyphen six, representing, as it shall be certified, TMF ASESORÍAS EMPRESARIALES LIMITADA, a liability company operating in the business of its name, unique tax enrollment number seventy-six million six hundred forty-six thousand six hundred seventy hyphen nine, both domiciled, for the purposes hereof, at Mariano Sánchez Fontecilla número trescientos diez, Segundo piso, oficina doscientos uno, comuna de Las Condes Santiago, hereinafter indistinctly “TMF” and/or the “Guarantee Agent”; /Four/ Mrs. María Pilar Dañobeitía Estades, already identified, representing, as it will be certified, COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SpA, formerly named COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA LIMITADA, a joint-stock company, operating with investment services, unique tax enrollment number eighty-eight million two hundred two thousand six hundred hyphen zero, both domiciled at calle Rosario Norte número seiscientos sesenta, piso veintidós, comuna de Las Condes, Santiago, hereinafter referred to indistinctly as “Saga”; /Five/ Mrs. María Pilar Dañobeitía Estades, already identified, representing, as it will be

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Notary’s Office Eduardo Avello Concha Orrego Luco 0153, Providencia Phones: 3342213 - 2317183 Att. Carolina Molina

certified, CORP GROUP FINANCIAL S.A., a privately held joint-stock company, operating investment business, unique tax enrollment number seventy-six million seventy-one thousand nine hundred thirty-one hyphen three, both domiciled at calle Rosario Norte número seiscientos sesenta piso veintitrés, Comuna de Las Condes, Santiago, hereinafter indistinctly as “CorpFinancial”; and /Six/ Mrs. María Pilar Dañobeitía Estades, already identified, representing, as it will be certified, CORP GROUP BANKING S.A., a privately held joint-stock company, operating investment business, unique tax enrollment number ninety-six million eight hundred fifty-eight nine hundred hyphen eight, both domiciled at calle Rosario Norte número seiscientos sesenta, piso veintidós, comuna de Las Condes, Santiago, hereinafter referred to indistinctly as “CorpBanking” and together with CorpFinancial and Saga, also known as “Guarantors”, and together with the Creditor, hereinafter referred to as the “Parties”. The parties who came to my presence, of legal age, who proved their identity with their above indicated identity cards, and who state that, duly entitled to do so, they have agreed to enter into this Amendment to the Financing Agreement, hereinafter the “Third Amendment”, under the terms and conditions set forth in this instrument. CLAUSE ONE: PRECEDENTS. /One.One/ Loan Agreement. By public deed dated January twenty-nine, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number two thousand four hundred sixty-one/two thousand fourteen, Itaú Nassau and the Debtor entered into a financing agreement, hereinafter the “Loan Agreement”, under which, and subject to the conditions set forth therein, the Debtor requested and the Creditor agreed to grant it long-term financing through the opening of a non-revolving credit facility in Dollars up to the amount of one twelve hundred million Dollars, hereinafter the “Committed Amount”, for capital, through the granting of loans and/or through the purchase of loans, under the terms and conditions set forth in the Loan Agreement, in order to allow the Debtor, and the

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Notary’s Office Eduardo Avello Concha Orrego Luco 0153, Providencia Phones: 3342213 - 2317183 Att. Carolina Molina

business group to which the Debtor belongs, to refinance the Debtor’s financial liabilities and those of the business group to which it belongs. Pursuant to the provisions of the Loan Agreement, the loans in Dollars effectively disbursed under the Committed Amount are referred to as the “Loan”. /One.Two/ Amendment Agreements. The Loan Agreement has been amended by the following instruments: /i/ By public deed dated August five, two thousand fifteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-one thousand nine hundred fifty-nine hyphen two thousand fifteen, which purpose was to terminate the availability of the credit facility established in the Loan Agreement and amend some obligations and provisions set forth in the same instrument, hereinafter the “First Amendment”; /ii/ By public deed dated May sixteen, two thousand sixteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number fourteen thousand seven hundred and sixty hyphen two thousand sixteen, which was intended to terminate the function of Agent Bank held by Banco Itaú Chile and amend some provisions set forth in the Loan Agreement, hereinafter the “Second Amendment”; and together with the First Amendment and this instrument that accounts for the Third Amendment, as the “Amendment Agreements”. /One.Three/ Promissory Notes and Acknowledgments. The Loan referred to in the Loan Agreement is also documented by means of one or more promissory notes, and forms of extension thereof, signed by the Debtor at the order of the Creditor, hereinafter the “Promissory Notes”, and also by means of one or more acknowledgments of debt in favor of the Creditor, signed by the Debtor by means of public deeds, hereinafter the “Acknowledgments”. /One.Four/ Loans granted and refinanced under the Loan Agreement. The Parties hereby expressly state that as of the date of this instrument, various disbursements have been made under the Committed Amount up to the total amount of seven hundred fifty million five hundred sixty-two thousand

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Notary’s Office Eduardo Avello Concha Orrego Luco 0153, Providencia Phones: 3342213 - 2317183 Att. Carolina Molina

seven hundred eighty-five point seventy-eight Dollars, for capital, which are duly documented in the following instruments and that correspond to this date to the concept of Loan contained in the Loan Agreement: /a/ First Disbursement: Disbursement made on March twenty-five, two thousand fourteen for capital, for the amount of fifteen million six hundred fifty-four thousand nine hundred seventy-nine point ninety-five Dollars, documented in obligation promissory note number AGE seven zero five two three four, for the amount of fifteen million six hundred fifty-four thousand nine hundred seventy-nine point ninety-five Dollars for capital, subscribed by the Debtor in favor of the Creditor on March twenty-five of two thousand fourteen, hereinafter the “First Disbursement”. /b/ Second Disbursement: Disbursement made on March thirty-one, two thousand fourteen, for capital, for the amount of five hundred thousand Unidades de Fomento, documented in obligation promissory note number AGE seven one one three four four, for the amount of five hundred thousand Unidades de Fomento for capital, subscribed by the Debtor on April eight, two thousand ten, originally to the order of Parinacota Fondo de Inversión Privado and endorsed in ownership in favor of the Creditor on March thirty-one, two thousand fourteen, being translated on the same date to Dollars for the amount of twenty-one million four hundred sixty thousand eight hundred eighty-one point eighty-two Dollars, for capital, hereinafter the “Second Disbursement”. /c/ Third Disbursement: Disbursement made on April two, two thousand fourteen, for capital, for the amount of two hundred seven million seven hundred forty-three thousand one hundred forty-eight point eighty Dollars, documented in obligation promissory note number AGE seven one one five three two for the amount of two hundred seven million seven hundred forty-three thousand one hundred forty-eight point eighty Dollars for capital, subscribed by the Debtor in favor of the Creditor on April two, two thousand fourteen, hereinafter the “Third Disbursement”. /d/ Fourth Disbursement: Disbursement made on April twenty-two, two thousand

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fourteen, for capital, for the amount of two hundred thirty-eight million nine hundred forty-two thousand five hundred fifty-two point eleven Dollars, and which is documented as of this date in promissory note number AGE seven one seven seven zero eight, for the amount of two hundred thirty-eight million seven hundred ninety-two thousand three hundred sixty-seven point twenty-five Dollars for capital, subscribed by the Debtor in favor of the Creditor on April twenty-two, two thousand fourteen, hereinafter the “Fourth Disbursement”. /e/ Fifth Disbursement: Disbursement made on April twenty-four, two thousand fourteen, for capital, for the amount of forty million six hundred seventeen thousand three hundred seventy-four point twenty-five Dollars, documented in obligation promissory note number AGE seven one eight two six eight, for the amount of forty million six hundred seventeen thousand three hundred seventy-four point twenty-five Dollars for capital, subscribed by the Debtor in favor of the Creditor on April twenty-four, two thousand fourteen, hereinafter the “Fifth Disbursement”. /f/ Sixth Disbursement: Disbursement made on May six, two thousand fourteen, documented in acknowledgement of debt in the amount of seventy million Dollars for capital, granted by the Debtor in favor of the Creditor by public deed dated May six, two thousand fourteen granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eleven thousand forty-seven hyphen two thousand fourteen, hereinafter the “Sixth Disbursement”. /g/ Seventh Disbursement: Disbursement made on June six, two thousand fourteen, for capital, for the amount of sixteen million one hundred fourteen thousand one hundred eighty-three point zero nine Dollars, documented in obligation promissory note number AGE seven three three zero one zero, for the amount of sixteen million one hundred fourteen thousand one hundred eighty-three point zero nine Dollars for capital, subscribed by the Debtor in favor of the Creditor on June six, two thousand fourteen, hereinafter the “Seventh Disbursement”, /h/ Eighth Disbursement: Disbursement made

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Notary’s Office Eduardo Avello Concha Orrego Luco 0153, Providencia Phones: 3342213 - 2317183 Att. Carolina Molina

on June twenty, two thousand fourteen, for capital, for the amount of twenty-seven million seven hundred seventy-one thousand forty-four point twenty Dollars, documented in obligation promissory note number AGE seven three eight five nine six, for the amount of twenty-seven million seven hundred seventy-one thousand forty-four point twenty Dollars for capital, subscribed by the Debtor in favor of the Creditor on June twenty, two thousand fourteen, hereinafter the “Eighth Disbursement”. /i/ Ninth Disbursement: Disbursement made on June twenty-six, two thousand fourteen, for capital, for the amount of nine million five hundred fifty-one thousand three hundred ninety-four point thirty-nine Dollars, documented in obligation promissory note number AGE seven four zero three one four, for the amount of nine million five hundred fifty-one thousand three hundred ninety-four point thirty-nine Dollars for capital, subscribed by the Debtor in favor of the Creditor on June twenty-six, two thousand fourteen, hereinafter the “Ninth Disbursement”. /j/ Tenth Disbursement: Disbursement made on July twenty-five, two thousand fourteen, for capital, for the amount of six million twenty-nine thousand nine hundred thirty-five point seventy-two Dollars, documented in obligation promissory note number AGE seven four eight eight eight six, for the amount of six million twenty-nine thousand nine hundred thirty-five point seventy-two Dollars for capital, signed by the Debtor in favor of the Creditor on July twenty-five, two thousand fourteen, hereinafter the “Tenth Disbursement”. /k/ Eleventh Disbursement: Disbursement made on August twenty-six, two thousand fourteen, for capital, for the amount of fifty-five million nine hundred twenty-two thousand seven hundred twenty-four point ninety-six Dollars, documented in obligation promissory note number AGE seven six two eight five six, for the amount of fifty-five million nine hundred twenty-two thousand seven hundred twenty-four point ninety-six dollars for capital, subscribed by the Debtor in favor of the Creditor on August twenty-six, two thousand fourteen, hereinafter the “Eleventh Disbursement”. /l/ Twelfth

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Notary’s Office Eduardo Avello Concha Orrego Luco 0153, Providencia Phones: 3342213 - 2317183 Att. Carolina Molina

Disbursement: Disbursement made on September twelve, two thousand fourteen, for capital, for the amount of ten million one hundred ninety-one thousand seven hundred eighty point seventy-one Dollars, documented in obligation promissory note number AGE seven seven zero three two four, for the amount of ten million one hundred ninety-one thousand seven hundred eighty point seventy-one Dollars for capital, subscribed by the Debtor in favor of the Creditor on September twelve, two thousand fourteen, hereinafter the “Twelfth Disbursement”. /m/ Thirteenth Disbursement: Disbursement made on August five, two thousand fifteen, for capital, for the amount of thirty million five hundred sixty-two thousand seven hundred eighty-five point seventy-eight Dollars, documented, as of this date, in obligation promissory note number AGE eight six five five seven two, for the amount of twenty-seven million nine hundred thousand six hundred twenty-seven point thirty-three Dollars for capital, subscribed by the Debtor in favor of the Creditor on August five, two thousand fifteen, hereinafter the “Thirteenth Disbursement”. The Debtor hereby declares that each and every one of the promissory notes referred to in the previous letters: /i/ comply with the legal requirements to be such, according to Law number eighteen thousand ninety-two; /ii/ have been duly signed by authorized attorneys-in-fact; /iii/ the obligations arising from them are valid and enforceable under their terms; /iv/ are “enforceable instruments” in their respect, and; /v/ that the stamp tax levied on its granting, as applicable, has been duly calculated and timely paid to the General Treasury of the Republic. /One.Five/ Valid Guarantees of the Loan Agreement. As of this date, the Loan Agreement, the Loan, the Promissory Notes and the other Loan Documents are guaranteed, among other guarantees, prohibitions and sureties, by the ones subsequently identified: /a/ Stock Pledge. /i/ By public deed dated March nineteen, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha under repertoire number six thousand seven hundred twenty-eight hyphen two thousand fourteen,

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Notary’s Office Eduardo Avello Concha Orrego Luco 0153, Providencia Phones: 3342213 - 2317183 Att. Carolina Molina

CorpBanking granted a pledge on securities in favor of first degree banks, on one thousand eight hundred seventy-six million one hundred eighty-four thousand nine hundred sixty-four Corpbanca Shares; /ii/ By public deed dated March thirty-one, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number seven thousand eight hundred fifty-five hyphen two thousand fourteen, CorpBanking granted a first-degree pledge on securities in favor of the banks, on seven hundred eighty million fifty-seven thousand nine hundred six Corpbanca Shares; /iii/ By public deed dated April two, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eight thousand one hundred seventy-nine hyphen two thousand fourteen, CorpBanking granted a pledge on securities in favor of first degree banks, on two thousand eight hundred forty-three million nine hundred ninety-five thousand eight hundred fifty Corpbanca Shares; /iv/ By public deed dated April two, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eight thousand one hundred eighty hyphen two thousand fourteen, CorpBanking granted a pledge on securities in favor of the first degree banks, on nineteen thousand six million one hundred sixty-three thousand seven hundred twenty-four Corpbanca Shares; /v/ By public deed dated April twenty-two, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha under repertoire number nine thousand seven hundred thirty-seven hyphen two thousand fourteen, the grantor granted a pledge on securities in favor of first degree banks, on twenty-seven thousand two hundred ninety-six million five hundred eighty-four thousand six hundred ninety-six Corpbanca Shares; /vi/ By public deed dated April twenty-four, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha under repertoire number nine thousand nine hundred the sixty-five hyphen two thousand fourteen, CorpBanking granted a pledge on securities in favor of the first degree

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banks, on four thousand eight hundred seventy-five million ninety-two thousand seven hundred thirty-three Corpbanca Shares; /vii/ By public deed dated May six, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eleven thousand forty-eight hyphen two thousand fourteen, CorpBanking granted a pledge on securities in favor of the first-degree banks, on four thousand seven hundred sixty-six million eight hundred seventy-two thousand thirty-eight Corpbanca shares; /viii/ By public deed dated June six, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number fourteen thousand one hundred forty-four hyphen two thousand fourteen, CorpBanking granted a pledge on securities in favor of first-degree banks, on a thousand seven hundred seventy-seven million one hundred forty-three thousand three hundred eighty-two Corpbanca Shares; /ix/ By public deed dated June twenty-six, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number sixteen thousand sixty-six hyphen two thousand fourteen, CorpBanking granted a pledge on securities in favor of the first-degree banks, on one thousand twenty-six million seven hundred three thousand six hundred eighteen Corpbanca Shares; /x/ By public deed dated July twenty-five, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number nineteen thousand one hundred sixty-one hyphen two thousand fourteen, CorpBanking granted a pledge on securities in favor of the first-degree banks, on seven hundred and forty million Corpbanca Shares; /xi/ By public deed dated August twenty-six, two thousand fourteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-two thousand three hundred twenty-two hyphen two thousand fourteen, CorpBanking granted a pledge on securities in favor of the first-degree banks, on five thousand four hundred ninety-three million six hundred seventy-one thousand four hundred fifty-eight Corpbanca Shares;

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/xii/ By public deed dated September sixteen, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-four thousand seven hundred and ninety-two hyphen two thousand fourteen, CorpBanking granted a pledge on securities in favor of the first-degree banks, on three hundred million Corpbanca Shares; /xiii/ By public deed dated August five, two thousand fifteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-one thousand nine hundred fifty-eight hyphen two thousand fifteen, CorpBanking granted a pledge on securities in favor of the first-degree banks, on eleven thousand seven hundred fifty-six million six hundred thousand eight hundred two Corpbanca Shares; /xiv/ By public deed dated August five, two thousand fifteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-one thousand nine hundred fifty-eight hyphen two thousand fifteen, CorpBanking granted a second degree commercial pledge, on the shares of the Company identified in the agreements identified in the previous letters, currently named Itaú Corpbanca; /xv/ By public deed dated June twenty-one, two thousand eighteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number nineteen thousand five hundred nineteen hyphen two thousand eighteen, CorpBanking granted a pledge on securities in favor of the banks, pursuant to Law number four thousand two hundred eighty-seven, on two thousand one hundred million three hundred ninety-three thousand three hundred eighteen Corpbanca Shares; and, /xvi/ By public deed dated June twenty-one, two thousand eighteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number nineteen thousand five hundred nineteen hyphen two thousand eighteen, CorpBanking granted second-degree commercial pledge on Corpbanca Shares identified in the previous letter. /b/ Collateral and Joint and Several Co-Debts. /i/ By public deed dated March nineteen, two

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thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number six thousand seven hundred thirty-one hyphen two thousand fourteen, Saga granted collateral and joint and several co-debt to guarantee the Obligations derived from the Loan Agreement and the Loan in favor of the Creditor. /ii/ By public deed dated March nineteen, two thousand fourteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number six thousand seven hundred thirty-two hyphen two thousand fourteen, CorpBanking granted collateral and joint and several co-debt to guarantee the Obligations derived from the Loan Agreement and the Loan in favor of the Creditor. /iii/ By public deed dated March twenty-five, two thousand fourteen, issued at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number seven thousand two hundred forty-one hyphen two thousand fourteen, Alvaro Saieh Bendeck granted collateral and joint and several co-debt to guarantee the Obligations derived from the Loan Agreement and the Loan in favor of the Creditor. /One.Six/ Common Guarantees. In addition, as of this date, the Loan Agreement, the Loan, the Promissory Notes and the other Loan Documents are guaranteed, among other guarantees, prohibitions and collateral, by the ones subsequently identified, which also guarantee those obligations derived from the financing agreement signed between Itaú Nassau and the Debtor by public deed dated October twenty-eight, two thousand thirteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-five thousand four hundred ninety-nine hyphen two thousand thirteen, amended by public deeds dated August five, two thousand fifteen, May sixteen, two thousand sixteen, January thirty, two thousand seventeen and of the present date, granted at this Notary’s Office, under repertoires numbers twenty-one thousand nine hundred and sixty-one hyphen two thousand fifteen, fourteen thousand seven hundred fifty-nine hyphen two thousand sixteen, three thousand seven hundred forty-eight

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hyphen two thousand seventeen and eight thousand three hundred fifty-six hyphen two thousand nineteen, respectively. /a/ Pledges on Loans. /i/ By public deed dated August five, two thousand fifteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-one thousand nine hundred and eighty-eight hyphen two thousand fifteen, on the Debtor’s collection rights in relation to a loan granted to CorpHolding, identified in the aforementioned public deed. /ii/ By public deed dated October two, two thousand fifteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-nine thousand two hyphen two thousand fifteen, on the Debtor’s collection rights, in relation to a loan granted to CorpHolding, identified in the aforementioned public deed, /iii/ By public deed dated March seven, two thousand sixteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number six thousand three hundred thirty-four hyphen two thousand sixteen, on the Debtor’s collection rights, regarding a Loan granted to CorpHolding, identified in the aforementioned public deed. /b/ Pledges and Subordination. /i/ By public deed dated August five, two thousand fifteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number twenty-one thousand nine hundred and eighty-three hyphen two thousand fifteen, on the Debtor’s collection rights, regarding the Loans granted to the Grantors, identified in the aforementioned public deed. /ii/ By public deed dated March seven, two thousand sixteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number six thousand three hundred thirty-five hyphen two thousand sixteen, on the Debtor’s collection rights, regarding a Loan granted to Interhold, identified in the aforementioned public deed. /iii/ By public deed dated March twenty-eight, two thousand sixteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eight thousand seven hundred sixty-one hyphen two thousand sixteen, on the collection rights of a

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Loan that CorpFinancial acknowledges to owe to the Debtor, according to the public deed dated March twenty-eight, two thousand sixteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha under repertoire number eight thousand seven hundred fifty-nine hyphen two thousand sixteen. All the guarantee agreements identified under items /One.Five/ and /One.Six/ above were designated in the Loan Agreement as the “Guarantee Agreements”, and all the guarantees constituted pursuant to them, with any other guarantee or surety subscribed or granted, and that shall be subscribed or granted in the future, to guarantee to the Creditors the compliance with each and every one of the Obligations, were denominated in the Loan Agreement as the “Guarantees”. /One.Seven/ Guarantee Agent. /a/ By public deed dated May sixteen, two thousand sixteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number fourteen thousand seven hundred sixty-one hyphen two thousand sixteen, the Creditor, the Debtor and TMF entered into a Guarantee Agency Agreement, hereinafter the “Guarantee Agency Agreement”, under which, and subject to the conditions therein set forth, the Creditor conferred an irrevocable commercial mandate to TMF Chile Asesorías Empresariales Limitada, according to the terms of Article eighteen of Law number twenty thousand one hundred ninety, to act as Loan Guarantee Agent, as appropriate and according to the definition of these terms included in the Loan Agreement, so that it shall represent them in the maintenance, amendment or termination of the Guarantees, with express powers to self-contract. /b/ The Guarantee Agent is fully empowered to grant and sign all the public and private documents as necessary, being entitled to accept the liens constituted in their favor and agree in said documents all the clauses of the essence, of the nature and merely incidental that it deems appropriate for the due completion of such guarantees, hereby being understood that it is empowered to carry out all the necessary procedures and which lead to the completion thereof and to request and sign

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all registrations, sub-registrations, annotations and cancellations applicable to them and as the case may be. /One.Eight/ Loan Documents. From the Loan Agreement, the Promissory Notes, and the attachments and other documents or instruments issued or subscribed pursuant to them, hereinafter and jointly, the “Loan Documents”, there will be derived for the Debtor, and the latter shall assume in favor of the Creditor, future obligations, whose maturities, interest rates, and other terms and conditions will appear in the aforementioned Loan Documents. /One.Nine/ Purpose of this instrument. Interest Capitalization. The Creditor and the Debtor hereby record that on April nine of this year two thousand nineteen, they agreed to capitalize part of the interest accrued on the Loan that corresponded to be paid on said date, which is the reason why this instrument is intended to materialize said agreement, amending the Loan Agreement according to the terms set out herein, also incorporating said capitalization in the Loan instruments, as indicated in the following Clauses. /One.Ten/ Definitions. The Parties hereby expressly agree that, except for proper names and the initial word of any phrase, all the terms with an initial capital letter that have not been specially defined herein will have the meaning assigned to them in the Loan Agreement, according to the terms modified by this Amendment Agreement. CLAUSE TWO: INTEREST CAPITALIZATION. As set forth in Clause One hereof, on April nine, two thousand nineteen, the Debtor and the Creditor agreed to capitalize part of the interest accrued on the Loan, according to the following details: /Two.One/ Disbursements documented in Promissory Notes. /i/ one million one hundred seventy-five thousand fifty point seventy-three Dollars corresponding to the total interest accrued from the Second Disbursement, which as of April nine, two thousand nineteen increased the principal owed by the same amount. Consequently, as of said date, the capital owed under the Second Disbursement amounts to the sum of twenty-two million six hundred thirty-five thousand nine hundred thirty-two point fifty-five Dollars, accruing as of

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said date on the capital thereby increased the interest at the Interest Rate agreed in the respective Promissory Note that documents it. /ii/ eleven million three hundred seventy-four thousand five hundred ninety point thirty-five Dollars corresponding to the total interest accrued from the Third Disbursement, which as of the April nine, two thousand nineteen increased the principal owed by the same amount. Consequently, as of said date, the capital owed under the Third Disbursement amounts to the sum of two hundred nineteen million one hundred seventeen thousand seven hundred thirty-nine point fifteen Dollars, accruing as of said date on the capital thereby increased the interest at the Interest Rate agreed in the respective Promissory Note that documents it. /iii/ thirteen million seventy-four thousand six hundred thirty-two point sixty-four Dollars corresponding to the total interest accrued from the Fourth Disbursement, which as of April nine, two thousand nineteen increased the principal owed by the same amount. Consequently, as of said date, the capital owed under the Fourth Disbursement amounts to the sum of two hundred fifty-one million eight hundred sixty-six thousand nine hundred ninety-nine point eighty-nine Dollars, accruing as of said date on the capital thereby increased the interest at the Interest Rate agreed in the respective Promissory Note that documents it. /iv/ two million two hundred twenty-three thousand nine hundred twenty-eight point ninety Dollars corresponding to the total interest accrued from the Fifth Disbursement, which as of April nine, two thousand nineteen increased the principal owed by the same amount. Consequently, as of said date, the capital owed under the Fifth Disbursement amounts to the sum of forty-two million eight hundred forty-one thousand three hundred three point fifteen Dollars, accruing as of said date on the capital thereby increased the interest at the Interest Rate agreed in the respective Promissory Note that documents it. /v/ eight hundred eighty-two thousand three hundred two point seventeen Dollars corresponding to the total interest accrued from the Seventh Disbursement, which as of April nine, two

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thousand nineteen, increased the principal owed by the same amount. Consequently, as of said date, the capital owed under the Seventh Disbursement amounts to the sum of sixteen million nine hundred ninety-six thousand four hundred eighty-five point twenty-six Dollars, accruing as of said date on the capital thereby increased the interest to the Interest Rate agreed in the respective Promissory Note that documents it. /vi/ one million five hundred twenty thousand five hundred fifty-one point ninety-six Dollars corresponding to the total interest accrued from the Eighth Disbursement, which as of April nine, two thousand nineteen, increased the principal owed by the same amount. Consequently, as of said date, the capital owed under the Eighth Disbursement amounts to the sum of twenty nine million two hundred ninety-one thousand five hundred ninety-six point sixteen Dollars, accruing as of said date on the capital thereby increased interest to the Interest Rate agreed in the respective Promissory Note that documents it. /vii/ one hundred ten thousand two hundred eighty-six point fifteen Dollars, corresponding to approximately thirty-three point three seven three seven seven percent of the total interest accrued from the Tenth Disbursement, which as of April nine, two thousand nineteen, increased the principal owed by the same amount. Consequently, as of said date, the capital owed under the Tenth Disbursement amounts to the sum of six million one hundred forty thousand two hundred twenty-one point eighty-seven Dollars, accruing as of said date on the capital thereby increased the interest at the Rate of Interest agreed in the respective Promissory Note that documents it. /viii/ three million sixty-one thousand nine hundred forty-four point ninety-six Dollars corresponding to the total interest accrued from the Eleventh Disbursement, which as of April nine, two thousand nineteen increased the principal owed by the same amount. Consequently, as of said date, the capital owed under the Eleventh Disbursement amounts to the sum of fifty-eight million nine hundred eighty-four thousand six hundred sixty-nine point ninety-two Dollars, accruing as of said date on the capital thereby

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increased interest at the Interest Rate agreed in the respective Promissory Note that documents it. /ix/ five hundred fifty-eight thousand thirty-two point zero three Dollars corresponding to the total interest accrued from the Twelfth Disbursement, which as of April nine, two thousand nineteen increased the principal owed by the same amount. Consequently, as of said date, the capital owed under the Twelfth Disbursement amounts to the sum of ten million seven hundred forty-nine thousand eight hundred twelve point seventy-four Dollars, accruing as of said date on the capital thereby increased interest at the Interest Rate agreed in the respective Promissory Note that documents it. /x/ one million five hundred twenty-seven thousand six hundred forty-seven point zero four Dollars corresponding to the total interest accrued from the Thirteenth Disbursement, which as of April nine, two thousand nineteen increased the principal owed by the same amount. Consequently, as of said date, the capital owed under the Thirteenth Disbursement amounts to the sum of twenty-nine million, four hundred and twenty-eight thousand two hundred and seventy-four point thirty-seven Dollars, accruing as of said date on the capital thereby increased interest at the Interest Rate agreed in the respective Promissory Note that documents it. To document the capitalization of interest indicated in sub-items /i/ to /x/ above, the Debtor signs on this date the corresponding forms of extension of the Promissory Notes documenting the disbursements, signed by one or more authorized attorneys-in-fact of the Debtor with the endorsement of the Guarantors, and pays the corresponding Stamp Tax in force as of this date due to the amount of capitalized interest. /Two.Two/ Loans documented in Acknowledgment. Three million eight hundred thirty-two thousand seven hundred twenty point zero one Dollars for interest accrued from the Sixth Disbursement, which as of April nine, two thousand nineteen increased the principal owed by the same amount. Consequently, as of said date, the capital owed under the Sixth Disbursement increases to the amount of seventy-three million eight hundred thirty-two thousand seven hundred

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twenty point zero one Dollars, accruing as of said date on the capital thereby increased the interest at the Interest Rate agreed in the instrument that documents it. To document the capitalization of interest previously indicated, the Debtor and the Creditor sign on this date and at this same Notary’s Office a consolidation and acknowledgement of debt for the amount of seventy-three million eight hundred thirty-two thousand seven hundred twenty point zero one Dollars under the terms and conditions indicated in said instrument. It is hereby expressly stated that said act constitutes only a documentation of pre-existing obligations, there being no delivery of money to the Debtor and not constituting, therefore, a money credit operation. Likewise, the Debtor, through its authorized attorneys-in-fact, states that the declaration and acknowledgment made by means of said instrument constitute only an update of its debts and does not constitute, by any means whatsoever, a novation thereof. /Two.Three/ Evidence of interest paid. It is hereby stated that the accrued and non-capitalized interests of the First Disbursement in the amount of eight hundred fifty-seven thousand one hundred fifty-nine point thirty-six Dollars, of the Ninth Disbursement in the amount of five hundred twenty-two thousand nine hundred sixty-eight point eighty-six Dollars, and partially of the Tenth Disbursement in the amount of two hundred nineteen thousand eight hundred seventy-one point seventy-eight Dollars are paid as of this date. CLAUSE THREE: AMENDMENTS TO THE LOAN AGREEMENT. To document the amendments contained in the instrument herein, the Creditor and the Debtor have agreed to amend the Loan Agreement, in the following terms: /Three.One/ Replacement of Definitions. As of this date, the definition of “Agreement” and/or “Loan Agreement”, contained in Clause Two of the Loan Agreement, is replaced by the following: “Agreement” and/or “Loan Agreement” means this agreement for Loan restructuring and contracting, together with the First Amendment, Second Amendment, Third Amendment and their subsequent amendments.

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/Three.Two/ New Definitions. As of this date, the definitions “Amendment Agreements”, “First Amendment”, “Second Amendment” and “Third Amendment” are added to Clause Two of the Loan Agreement, in the following terms: “Amendment Agreements” means the First Amendment, Second Amendment, Third Amendment and any another amendment to the Loan Agreement that the Debtor and the Creditor agree to in the future. “First Amendment” means the agreement to modify the Loan Agreement, granted by public deed dated August five, two thousand fifteen, repertoire number twenty-one thousand nine hundred and fifty-nine, hyphen two thousand fifteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha. “Second Amendment” means the agreement to modify the Loan Agreement, granted by public deed dated May sixteen, two thousand sixteen, repertoire number fourteen thousand seven hundred sixty hyphen two thousand sixteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha. “Third Amendment” means the agreement to modify the Loan Agreement, granted by public deed dated April fifteen, two thousand nineteen, repertoire number eight thousand three hundred fifty-seven hyphen two thousand nineteen, at the Santiago Notary’s Office of Mr. Eduardo Avello Concha. /Three.Three/ Subsistence of the other provisions of the Loan Agreement. For all legal purposes, in everything not regulated under this instrument, the provisions indicated in the Loan Agreement, in the Promissory Notes and in the other Loan Documents, and their subsequent amendments, which are in full force and considered to be expressly reproduced herein. CLAUSE FOUR: SUBSISTENCE OF THE GUARANTEES. By the instrument herein, each of the Guarantors, duly represented in the manner indicated in the foreword, expressly state that each and every one of the Guarantees that have been granted, and that shall be granted, as the case may be, for securing the Loan Agreement, Loan, Promissory Notes and the forms of extension thereof, Acknowledgments and other Loan Documents fully apply to the amendment provided for in

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this instrument, with no need for any subsequent action.- CLAUSE FIVE: EXPENSES AND TAXES. It will be the sole responsibility of the Debtor to pay all taxes, duties and expenses, including fees of the external attorneys of the Creditor, that accrue or that may encumber and derive from the granting of the instrument herein, or from the documents that are granted or signed pursuant to it, and all the expenses and fees incurred in the preparation and subscription of this public deed, as well as all the expenses incurred as a result of the instruments and actions subsequent to the signing of this instrument or derived from this instrument or from the documents that must be signed as a result of this instrument. All the foregoing insofar as they are reasonable, do not result from a culpable action or omission of the Creditor and which are duly documented. CLAUSE SIX: LEGAL SUCCESSORS AND ASSIGNEES. The provisions of this instrument shall be mandatory for, and shall inure to the benefit of, the Parties and their respective legal successors and assignees. CLAUSE SEVEN: NAME OF THE CLAUSES. The names assigned by the Parties to the different provisions of this instrument have been established only for reference and ease of reading, without affecting the meaning or scope that the Clause in its entirety may have different from that name. CLAUSE EIGHT: LAW APPLICABLE TO THE AGREEMENT. This instrument and all the provisions contained herein are governed and will be construed in accordance with the laws of the Republic of Chile. CLAUSE NINE: DOMICILE. JURISDICTION. For all purposes of this agreement, the Parties appearing before me set their domicile in the city and commune of Santiago and submit themselves to the Jurisdiction of the Ordinary Courts of Justice of the city and commune of Santiago. LEGAL STATUS. The legal statuses of the representatives of ITAÚ UNIBANCO S.A., NASSAU BRANCH are stated in a private instrument registered on the date of April fifteen, two thousand nineteen, granted at the Santiago Notary’s Office of Mr. Eduardo Avello Concha, under repertoire number eight thousand four

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hundred and thirty-one. The legal status of the representative of CORPGROUP INTERHOLD SpA is stated in the public deed dated November thirty, two thousand eighteen, granted at the Santiago Notary’s Office of Mr. Iván Torrealba Acevedo. The legal status of the representative of TMF ASESORÍAS EMPRESARIALES LIMITADA is stated in the public deed, dated September ten, two thousand eight, granted at the Santiago Notary’s Office of Mr. Iván Torrealba Acevedo. The legal status of the representative of COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SpA. is stated in the public deed November thirty, two thousand eighteen, granted at the Santiago Notary’s Office of Mr. Iván Torrealba Acevedo. The legal status of the representative of CORP GROUP FINANCIAL S.A. is stated in the public deed dated December fourteen, two thousand eighteen, granted at the Santiago Notary’s Office of Mr. Iván Torrealba Acevedo. The legal status of the representative of CORP GROUP BANKING S.A. is stated in the public deed dated December ten, two thousand eighteen, granted at the Santiago Notary’s Office of Mr. Iván Torrealba Acevedo. The legal statuses previously indicated are not inserted because they are known to the parties and to the authorizing Notary Public. Upon receipt and after reading the instrument herein, the parties appearing before me have signed it. A copy of the instrument has been rendered to the parties. This deed has been annotated in the Repertoire of Public Instruments, with this same date. I certify.-

/s/ Raúl Eduardo Marshall Jullian

Raúl Eduardo Marshall Jullian

By proxy ITAÚ UNIBANCO S.A - NASSAU BRANCH

/s/ María Pilar Daño Beitía Estades

María Pilar Daño Beitía Estades

By proxy CORPGROUP INTERHOLD SpA

By proxy COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SpA

By proxy CORP GROUP FINANCIAL S.A.

By proxy CORP GROUP BANKING S.A.

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/s/ Fernando Enrique Rivera Bustos

Fernando Enrique Rivera Bustos

By proxy TMF ASESORÍAS EMPRESARIALES LIMITADA

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April 9th, 2020

Messrs.

CORPGROUP INTERHOLD SpA

Rosario Norte N° 660, piso 23

Las Condes-Santiago

Chile

Re. Capitalization of interests and Amendement of Loan Agreement.

Dear Sirs,

We hereby make reference to:

1.

The loan agreement entered into between Itaú Unibanco S.A. – Nassau Branch, as the lender (the “Lender”) and CorpGroup Interhold SpA, as the debtor (the “Debtor”), recorded in public deed executed before the Notary Public of Santiago Mr, Eduardo Avello Concha on January 29th, 2014, under registration number 2461.2014 (the “Loan Agreement”), as amended.

2.

That the loans disbursed under the Loan Agreement (the “Loan”) are secured by various guarantees granted by the Debtor and the following entities: Compañía Inmobiliaria y de Inversiones SAGA SpA (previously Compañía Inmobiliaria y de Inversiones SAGA Limitada), Corp Group Financial S.A., CorpGroup Holding Inversiones Limitada Sociedad en Comandita por Acciones (represented by CorpGroup Holding Inversiones Limitada) and Corp Group Banking S.A. (the “Guarantors”).

3.

Your letter dated March 9, 2020, whereby the Debtor required from the Lender, who accepted, the capitalization of interests accrued under the Loan Agreement as of April 9, 2020. Such interests could not be paid under an Anticipated Mandatory Prepayment as established in Clause Sixth of the Loan Agreement, that is, by means of dividends distributed by Itaú Corpbanca with respect to the shares of said entity which are pledged for the security of the Loan (the “Letter of Capitalization of Interests” or the “Letter”).

4.

That the interests under the Loan to be capitalized as of April 9, 2020, upon the purchase of USD 24,838,825 at the agreed exchange rate, is the total aggregate amount of USD 18,781,680.47.-, corresponding to the difference between the total amount of interests accrued under the Loan as of April 9, 2020, that is, USD 43,620,505.47.- and the amount of dividends distributed by Itaú CorpBanca with respect to the pledged shares.

5.	That the Lender and the Debtor have agreed that the capitalization of interests to be made on April 9, 2020 will be with respect to the following disbursements under the Loan:

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a.	Capitalization of interests in the amount of USD 4.823.256,25, accrued in connection with Third Disbursement under the Loan; and

b.	Capitalization of interests in the amount of USD 13,958,424.22 connection with Fourth Disbursement under the Loan.

6.

The measures enacted by the Government of Chile to prevent contagions of COVID-19, which restrict the meeting amongst Lender, Debtor and Guarantors for the execution and delivery of the corresponding amendment of the Loan Agreement.

In order to proceed with the capitalization of the interests under the Loan as per the foregoing terms, we hereby request from you the following:

/i/ execution by Debtor and Guarantors of this letter, acknowledging and accepting hereby that the capitalization of interests will be made under the terms contained in this letter, and that all guarantees issued, and to be issued as the case may be, for the security of the Loan Agreement, the Loan, the promissory notes issued thereunder and their extension documents (hojas de prolongación), the acknowledgements of debt and the other documents of the Loan, shall be extended for the security of the capitalization of interests agreed hereunder.

/ii/ execution by Debtor, and by Compañía Inmobiliaria y de Inversiones Saga SpA, as guarantor, of the extension documents (hojas de prolongación) of the promissory notes issued in connection with Third and Fourth Disbursements, which are attached hereto as Annex B and Annex B. Said extension documents (hojas de prolongación) of the promissory notes shall be executed on April 9, 2020 by the representatives of Debtor and the guarantor, and signatures shall be duly authorized before a Notary Public appointed by you. Electronic copies of the executed extension documents (hojas de prolongación) of the promissory notes shall be delivered to Lender and originals shall be delivered to our Chilean counsel, Baraona, Fischer y Cia.

/iii/ execution by Debtor and Guarantors, within 120 days following the date of April 9,2020, of a public deed ratifying the terms of this letter and amending the Loan Agreement, under terms substantially similar to those contained in Annex C attached hereto. Should said public deed cannot be executed within the aforementioned 120 day-period due to the extension of the transit and movement restrictions imposed under the COVID-19, such period shall be extended for additional 60 days. Such period shall be extended again for an additional 60-day period in case the COVID-19 restrictions continue in place upon its expiration.

All capitalized terms contained herein, not otherwise defined, shall have the meaning set forth for them in the Loan Agreement.

All taxes, rights and expenses accrued in connection with this letter or the documents executed thereunder for the capitalization of interests described in this letter, including legal fees of counsel of Lender, shall be paid by Debtor,

Sincerely,

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ITAÚ UNIBANCO S.A. – NASSAU BRANCH

/s/ Paula M. Espindola Scarone	/s/ Albina Izquierdo

Paula M. Espindola Scarone	Albina Izquierdo

Acnowledged and accepted by,

/s/ María Pilar Daño Beitía Estades

CORPGROUP INTERHOLD SpA

By:

Position:

Date: 09/04/2020

/s/ María Pilar Daño Beitía Estades

COMPAÑÍA INMOBILIARIA Y DE INVERSIONES SAGA SpA

By:

Position:

Date: 09/04/2020

/s/ María Pilar Daño Beitía Estades

CORPGROUP HOLDING INVERSIONES LIMITADA on behalf of CORPGROUP HOLDING INVERSIONES LIMITADA SOCIEDAD EN COMANDITA POR ACCIONES

By:

Position:

Date: 09/04/2020

/s/ María Pilar Daño Beitía Estades

CORPGROUP HOLDING INVERSIONES LIMITADA SOCIEDAD EN COMANDITA POR ACCIONES

By:

Position:

Date: 09/04/2020

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/s/ María Pilar Daño Beitía Estades

CORP GROUP BANKING S.A.

By:

Position:

Date: 09/04/2020

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